UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

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We Keep the World Working®
Notice of 2023 Annual Meeting of Shareholders
and Proxy Statement

W.W. GRAINGER, INC.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000
March 16, 2023
Dear Grainger Shareholders:
We are pleased to invite you to attend the 2023 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 26, 2023, at 10 a.m. Central Daylight Time. This year’s annual meeting will be held at our headquarters located at 100 Grainger Parkway in Lake Forest, Illinois 60045.
At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and any other matters properly brought before the meeting.
As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Annual Meeting of Shareholders on the following page contains instructions on how to:
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vote by Internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Annual Meeting of Shareholders and Proxy Statement that follow. Whether you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.
We look forward to your participation at the meeting.
Sincerely,
D.G. Macpherson
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
For additional information about our annual meeting, see Questions and Answers beginning on page 93.
MEETING AGENDA
Proposal		Board Recommendation	For more information
1.	to elect 11 Director nominees named in the proxy statement for the ensuing year	FOR (all nominees)	Page 11
2.	to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2023	FOR	Page 45
3.	to approve on a non-binding advisory basis the compensation of Grainger’s Named Executive Officers	FOR	Page 89
4.	to select on a non-binding advisory basis the frequency of the advisory vote on the compensation of Grainger’s Named Executive Officers	ONE YEAR	Page 90
We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting). As of the date of this Notice of Annual Meeting of Shareholders, we have not received notice of any such matters.
VOTING
Shareholders of W.W. Grainger, Inc. (Grainger or the Company), as of the record date, are entitled to vote, as follows:
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Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information/What is cumulative voting? How many votes do I have? / page 94; and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Internet	Telephone	Mail
www.proxyvote.com up until 11:59 p.m. EDT on April 25, 2023*	1-800-690-6903 up until 11:59 p.m. EDT, on April 25, 2023*	Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717
* Until 11:59 p.m. EDT on April 23, 2023, if your shares are held in the W.W. Grainger, Inc. Retirement Savings Plan, the W.W. Grainger, Inc. 401(k) Plan or the Company’s Employee Stock Purchase Plan
Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares during the Annual Meeting, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or a voting instruction card by mail, you also may submit your proxy or voting instruction card before the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, see Questions and Answers—Voting Information / pages 93-96.

PROXY MATERIALS
This Notice of Annual Meeting of Shareholders, the following Proxy Statement and the accompanying Form of Proxy were first distributed or made available to shareholders on or about March 16, 2023.
By order of the Board of Directors.
Nancy L. Berardinelli-Krantz
Senior Vice President & Chief Legal Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2023
This Notice of Annual Meeting of Shareholders, the following Proxy Statement, the accompanying Form of Proxy and our 2022 Annual Report on Form 10-K are available under “Financials” in the Investor Relations section of our website at http://invest.grainger.com and also may be obtained free of charge on written request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

CORPORATE GOVERNANCE
THE ROLE OF THE BOARD
The Board of Directors (the Board) is the steward of the Company. The Directors have a wealth of business experience and a solid track record in situations relevant to the Company’s strategy and operations.
The Board recognizes the importance of ensuring that our strategy is designed and executed to create sustainable long-term value for Grainger’s shareholders and other stakeholders. The Board plays an active role in formulating strategy and overseeing its implementation as to business, operational, financial, regulatory, and environmental, social and governance (ESG) matters.
The Board has a robust annual strategic planning process during which key elements of our business, financial plans, strategies and near-term and long-term initiatives are explained and reviewed. This process culminates with a full-day Board session with our senior leadership team to review Grainger’s overall strategy, talent, opportunities, capabilities as well as risks and challenges. In addition to business strategy, the Board reviews Grainger’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to annual strategic reviews, the Board works with the Company’s ERM Audit team in its consultation with external advisors on a biennial basis to identify and prioritize key risks to the Company based on factors such as materiality and timeline implications. Further, the Board’s continuous evaluation of the Company’s strategic progress and risk oversight enables it to identify new opportunities and emerging risks with respect to our strategy and plans throughout the year.
Through its Committees, the Board oversees Grainger’s approach to ESG. In addition, at least annually, management briefs the entire Board on the Company’s progress in executing its ESG strategy and delivering on its commitments.
The Board closely monitors and helps ensure that Grainger’s management processes and financial resources have been effectively deployed to fulfill our purpose—“We Keep the World Working”—and to remain the go-to partner for people who build and run safe, sustainable, and productive operations. In 2023, the Company will focus on the following four priorities as we aim to continue serving our customers better than anyone else, grow market share profitably, and make Grainger a great place to work:
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Drive profitable market share gains by delivering on our growth drivers and service improvements;

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Integrate operational excellence and productivity in all we do to keep our business healthy and sustainable;

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Strengthen our culture and ensure an outstanding team member experience by consistently demonstrating our principles; and

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Meet our financial goals across both the high-touch solutions and endless assortment models.

Board Actions
The Board believes that a diverse, experienced, and vibrant board significantly contributes to the broad-based thinking needed to reach sound decisions. This approach helps drive shareholder value and helps ensure that the Board is prepared to help the Company meet both current challenges and future needs. The 2023 Board slate consists of 11 Director nominees of varying experience and background, including three non-employee Directors who joined the Board in the last three years. These new Directors demonstrate the Board’s commitment to gaining the benefits of different perspectives and backgrounds.
The Board’s various experiences and viewpoints benefit the Company most when they are aligned with our global business needs, reflective of our strong corporate governance practices and consistent with our ESG
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Corporate Governance

goals. As a result of the Board’s ongoing refreshment efforts, we have added Directors with expertise in the technology and digital space as well as in leading ESG initiatives for a global business. Our three newest non-employee Directors, Katherine D. Jaspon, Susan Slavik Williams, and Steven A. White, bring valuable perspectives and experiences in addition to enhancing the diversity of our Board.
Corporate Culture: The Grainger Edge
The Board strongly believes that the Company’s culture must be tightly aligned with its business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger’s culture. The Board believes that a purpose-driven culture has been an asset of the Company that creates a sustainable competitive advantage. Building on the Company’s strong foundation while evolving a framework to address future challenges is critical to Grainger’s continued success.
In 2019, the Company introduced the Grainger Edge, a strategic framework that defines who Grainger is, why Grainger exists, and how team members work together to achieve Grainger’s objectives.
The Grainger Edge includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. The Edge principles support the Company’s commitment to having an inclusive culture where all team members operate with the highest ethics in and outside of the Company’s industry. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.
The Grainger Edge also is foundational to the Company’s customer-focused business strategy, which is to consistently gain share through two distinct business models that allow it to leverage its scale and supply chain to support customers with different needs.

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The Grainger Edge

Our Purpose

We Keep The World Working®

Our Aspiration

We relentlessly expand our leadership position by being the go-to partner for people who build and run safe, sustainable, and productive operations.

Our Strategy

High-touch solutions model

We deliver compelling value-added MRO solutions through our teams of experts and curated digital experiences.

- **Advantaged MRO solutions**
- **Differentiated sales and services**
- **Unparalleled customer service**

Endless assortment model

We make business supply purchasing remarkably easy through a streamlined and transparent online relationship that provides access to everything a customer needs.

- **Expansive product assortment**
- **Innovative customer acquisition and retention capabilities**

Our Principles

The following principles are at the heart of how we work – with one another, our customers, suppliers, and communities.

- **Start with the customer**
- **Act with intent**
- **Win as one team**
- **Embrace curiosity**
- **Compete with urgency**
- **Invest in our success**
- **Do the right thing**

The Company aligns its pay for performance compensation philosophy with the Grainger Edge to help further the Company’s strategy and long-term value creation. Starting this year, the Company is providing its Pay Versus Performance Disclosure reflecting compensation paid to its principal executive officers. See Pay Versus Performance Disclosure / page 84.
The Board is committed to helping the Company make the Grainger Edge a successful foundational framework for Grainger and its employees as the Company works to consistently serve customers and gain

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share. The Board understands that top talent is necessary to achieve these goals and supports the Company’s commitment to providing employees with resources designed to help them succeed. The Company’s culture and principles advance the Board’s priority of ensuring that the Company attracts, retains, motivates and develops top diverse talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company’s talent and succession plans.
The Board believes a culture of ethical behavior is essential to meeting the Company’s goals and has adopted Business Conduct Guidelines that use plain language to make expectations more understandable and encourage a “speak up” culture for early issue identification. The Business Conduct Guidelines apply to all Directors, officers and employees. In 2022 the Business Conduct Guidelines were reviewed and updated to make clear the Company’s expectations on diversity, equity and inclusion (DEI), intellectual property and data protection, responsible sourcing, and social media usage.
Delivering business results and creating a sustainable business that does the right thing has guided the Company for more than 90 years. The continuing commitment to these objectives is seen in the Company’s ESG initiatives. The Board believes that a thoughtfully articulated ESG approach can help build resilient processes, keep employees more engaged and enable quicker decision-making. The investments we have made over time in building a sustainable end-to-end supply chain have allowed us to continue to serve our customers well. See Environmental, Social and Governance (ESG) / page 34.
Collectively, the activities of the Board and its Committees in reviewing strategy, ESG, culture, talent and ethical behavior enable the Company to help millions of customers worldwide keep their operations running and their people safe.
Corporate Governance Practices
The Company has a history of strong corporate governance. A key priority of the Board is to set the “tone at the top.” This is reflected in the Board’s commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:

- 10 of our 11 Director nominees are independent
- Annual election of Directors
- 100% independent Board Committees
- Majority voting with Director resignation policy
- Cumulative voting rights in Director elections
- Proxy access By-laws
- Shareholders may call special meetings
- No poison pill or shareholder rights plan
- No "overboarded" Directors under leading proxy advisor policies
- Board orientation and education programs
- Active shareholder engagement
- 36% of our Director nominees are women and 27% of our Director nominees are racially diverse
- A female Director chairs the Audit Committee
- A racially diverse Director chairs the CCOB
- Skills/demographics matrix regularly reviewed and annually disclosed
- Commitment to Board refreshment – 3 new Directors in the last 3 years
- Well-defined Director recruitment strategy and process
- Appropriate mix of Director tenures
- Age 72 retirement age guideline
- "Rooney Rule" coupled with robust Director selection process
- Onboarding orientation centered on strategy, competition, financial reporting and risk-management
- Annual Board and Committee evaluations and Director self-assessments
- Strong independent Lead Director, elected annually by and from the independent Directors
- Regular executive sessions, where independent Directors meet without management present to allow for candid discussion of management performance, succession planning, and other sensitive matters
- Active Board oversight of strategy, risk management and ESG initiatives
- Annual review of ERM programs and cybersecurity systems and processes, Committees assist in oversight of risk areas related to Committee responsibilities
- Active role in succession planning and management development
- Business Conduct Guidelines, Equity Award Agreement Claw-back Provisions, Equity Ownership Requirements and Prohibition on Hedging/Pledging of Company stock

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Operating Principles for the Board of Directors
The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the Operating Principles) as a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and revises the Operating Principles, as appropriate, to address emerging needs and practices. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
DIRECTOR INDEPENDENCE
Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. The Board determined that 10 of our 11 Director nominees are independent.
The Board has adopted “categorical standards” to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain relationships between nominees and the Company are “material relationships” for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE’s bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this Proxy Statement and are also available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors against the NYSE’s independence standards and the Company’s categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company where a Director serves as an officer and/or a board member. The Board has determined that all 10 of our non-employee Director nominees have no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards and, accordingly, meet the applicable requirements for “independence” set forth in the NYSE’s listing standards. The Board has also determined that Mr. Roberts, who is not standing for re-election at the annual meeting, has no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards.
BOARD QUALIFICATIONS, ATTRIBUTES, SKILLS AND BACKGROUND
We determined that the Board’s various experiences and viewpoints benefit us most when they are aligned with our global business needs, our strong corporate governance practices and our ESG goals. As a result of the Board’s ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce and ESG. The three Directors added to the Board since 2020, Katherine D. Jaspon, Susan Slavik Williams, and Steven A. White, bring valuable perspectives and experiences while enhancing diversity.
The Board’s varied perspectives support our business as a broad line, business-to-business distributor of maintenance, repair and operating (MRO) products and services with 2022 sales of approximately $15.2 billion. The Company operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with more than 26,000 employees primarily in North America, Asia and Europe. More than 5,000 suppliers worldwide provide the Company with more than 1.4 million products stocked globally in the Company’s distribution centers and branches worldwide. More than 4.5 million customers worldwide rely on the Company.
The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes, or skills, even if not indicated below.

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Director Nominees’ Qualifications, Attributes, Skills and Background Matrix
Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
Operational/Strategy Experience developing and implementing operating plans and business strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Supply Chain/Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities
	✓			✓	✓	✓				✓	✓
Marketing/Sales & Brand Management Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market	✓			✓	✓	✓	✓	✓	✓	✓	✓
International Experience overseeing a complex global organization	✓			✓	✓		✓	✓		✓
Real Estate Experience overseeing complex real estate matters that are integral to a business	✓		✓						✓		✓
Finance/Capital Allocation Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Public Company/Leadership “C-Suite” experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance/Public Company Experience
Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
Risk Assessment & Risk Management Experience overseeing complex risk management matters	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Government/Public Policy Experience overseeing complex regulatory matters that are integral to a business	✓			✓	✓		✓	✓		✓	✓
Digital/eCommerce Experience implementing digital and omni-channel strategies and/or operating an eCommerce business	✓	✓		✓	✓		✓			✓	✓
Technology/Cybersecurity Experience implementing technology strategies and managing/mitigating cybersecurity risks	✓				✓	✓		✓		✓	✓
Human Resources/Compensation Experience managing a human resources/compensation function; experience with executive compensation and broad-based incentive planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Ethics Track record of integrity, uncompromising moral principles and strength of character	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Environmental, Social and Governance (ESG) Informed on Company issues related to ESG while monitoring emerging issues potentially affecting the reputation of the business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Director Nominee Tenure, Gender, Age and Race/Ethnicity
Board Tenure
Years	9	17	2	17	6	24	6	13	3	5	2
Gender
Male	✓			✓	✓	✓		✓		✓	✓
Female		✓	✓				✓		✓
Age
Years Old	64	72	46	70	55	68	53	61	54	52	62

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Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
Race/Ethnicity
African American/Black	✓										✓
Asian, Hawaiian, or Pacific Islander
Caucasian /White		✓	✓	✓	✓	✓		✓	✓	✓
Hispanic/Latino							✓
Native American
Other
The following age, Board tenure, gender and race/ethnicity information of the Board nominees is current as of March 16, 2023:
Board Refreshment Process
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that year-over-year Director continuity is beneficial to shareholders as Directors develop a deeper understanding of the Company over time.
The Board plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company’s shareholders. The results of these evaluations are used to help inform searches for potential Board nominees and to screen Director candidates. The Board codified this evaluation practice into the charter of the Board Affairs and Nominating Committee of the Board (the BANC) in 2017.
In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last three years, three new independent Directors have joined the Board.
The Board has established principles for selecting Directors in the Company’s Criteria for Membership on the Board of Directors (the Criteria). The Criteria list various factors that the BANC should consider in reviewing candidates for the Board. Grainger’s Criteria provide that Directors who will be age 72 as of the next annual meeting generally will not be nominated. Ms. Hailey has reached an age that exceeds the age guidance. However, the Board has determined not to apply this age guidance for Ms. Hailey for one year to retain her unique experience and expertise as Audit Committee Chair.
Board Tenure
As a group, the average Board tenure of the 2023 nominees for election to the Company’s Board of Directors is approximately 9.5 years, with 30% of the non-employee nominees having tenure of less than five years. See Board Qualifications, Attributes, Skills and Background / pages 6 - 8 for a matrix reflecting tenure for each nominee.

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Board Diversity
In addition to stating the desired relevant business experience, qualifications, attributes and skills for Directors, the Board’s Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and respect for diverse opinions.
Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender, age, and racial and/or ethnic diversity. In any retained search for Board candidates, the Board follows the Rooney Rule.
Rooney Rule
The Board has a longstanding commitment to seeking Director candidates with gender and racial diversity and to only interviewing slates that include both gender and racially/ethnically diverse candidates in any retained search. Known as the Rooney Rule, this practice was codified as a Board practice in the Criteria in 2019.
ATTENDANCE OF DIRECTORS AT MEETINGS
As set forth in the Operating Principles, the Company expects all Directors to attend the annual meeting of shareholders, Board and Committee meetings, and to spend the time needed to properly discharge their duties. All of the Directors were in attendance at the 2022 annual meeting.
In addition, during 2022, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which he or she served.
ANNUAL ELECTION OF DIRECTORS
The Company’s Directors are elected for a one-year term each year at the annual meeting of shareholders. Each nominee will, therefore, serve until the 2024 annual meeting of shareholders if elected.
Eleven Director nominees, all current Board members, have been nominated by the Board for election. While Mr. Roberts is also a current Board member, he will not be standing for re-election this year in accordance with the Company’s Criteria, which provide that an outside director generally will not be nominated after the age of 72. The Board has determined not to apply the age guidance to Ms. Hailey, who is being nominated to stand for one more year to retain her unique experience and expertise as Audit Committee Chair.
As required under Illinois law, majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. For all other matters beside the election of Directors, each share is entitled to one vote.
In addition to “For” votes, Shareholders may vote “Against” a Director nominee or elect to “Abstain.” A shareholder’s abstention on a Director nominee will have the same effect as a vote against the election of that Director nominee. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

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CANDIDATES FOR BOARD MEMBERSHIP
The BANC recommends to the Board candidates for Board membership. Before making any recommendation, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders.
The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to the Company’s goals, and diversity.
The BANC has established a long-standing relationship with a nationally recognized third-party search firm. This firm has assisted the BANC over the years in identifying, evaluating, recruiting and screening potential new Directors that satisfy the Board’s criteria.
In addition to Board candidates identified by the BANC, suggestions as to nominees are received from the Directors, employees, shareholders, and other parties.
The proxy access provisions of our By-laws permit a qualifying shareholder or group of up to 20 qualifying shareholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to nominate and include in our proxy materials qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board at the time of the nomination, presuming that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at the Company’s headquarters. See Questions and Answers / pages 93 - 96 for more information.

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DIRECTOR NOMINEES’ EXPERIENCE AND QUALIFICATIONS
The nominees have provided the following information about themselves, including their ages as of March 16, 2023, and their relevant background, including experience for at least the past five years. The Company’s nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in providing guidance and oversight to the Company’s management.
The Board has identified experience, qualifications, attributes, skills, and backgrounds that, in light of the Company’s business, structure and challenges, are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and the Company. In addition, the nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to the Company.
The Board believes each of the current nominees qualifies for service on the Board of Directors. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and identifying and managing risks in organizations similar in size or complexity to the Company.
The summaries provided below are not a comprehensive statement of each nominee’s background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.

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Rodney C. Adkins
Qualifications, Attributes and Skills
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Operational/Strategy

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Supply Chain/Logistics

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Marketing/Sales & Brand Management

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International

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Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Avnet, Inc. (Chairman of the Board; Chair, executive committee; corporate governance committee)

•
PayPal Holdings, Inc. (audit committee; risk and compliance committee; corporate governance and nominating committee)

•
United Parcel Service, Inc. (Chair, risk committee; compensation and human capital committee)

Prior Public Company Boards
•
PPL Corporation (2014-2019) (audit committee; finance committee)

•
Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

Business and Other Experience
•
3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

•
International Business Machines Corporation (IBM), a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

Mr. Adkins served as a Senior Vice President at IBM, where he held various senior roles, including heading Corporate Strategy. Over the course of his 30-year career with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM. Additionally, Mr. Adkins managed IBM’s supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.
Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

Former Senior Vice President of IBM; President of 3RAM Group LLC
Independent Director Age: 64 Years on Grainger’s Board: 9 Director Since: 2014 Grainger Board Committees: BANC Chair, CCOB

12	www.grainger.com

Corporate Governance

V. Ann Hailey
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Digital/eCommerce

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Anywhere Real Estate Inc. (formerly, Realogy Holdings Corp.) (audit committee; nominating and corporate governance committee)

Prior Public Company Boards
•
TD Ameritrade Holdings, Inc. (2016-2020) (audit committee; risk committee; outside independent director’s committee)

•
Avon Products, Inc. (2008-2016) (audit committee; finance committee)

•
L Brands, Inc. (formerly, Limited Brands, Inc.) (2001-2006)

Business and Other Experience
•
Famous Yard Sale, Inc. (2012-2014), an online marketplace, where Ms. Hailey served as President, Chief Executive Officer and Chief Financial Officer.

•
Gilt Groupe, Inc. (2009-2010), an online shopping and lifestyle company, where Ms. Hailey served as Chief Financial Officer.

•
L Brands, Inc., a retail apparel, personal care and beauty products company, where Ms. Hailey served as Executive Vice President and Chief Financial Officer (1997-2006); Executive Vice President, Corporate Development (2006-2007); and as a board member (2001-2006).

•
Federal Reserve Bank of Cleveland, where Ms. Hailey served on the audit committee (2004-2009), including as Chair of the committee (2006-2009)

•
PepsiCo, Inc. (1977-1990), a global food and beverage company, where Ms. Hailey served in various leadership roles, including Vice President, Headquarters Finance, Pepsi Cola Company; and Vice President, Finance and Chief Financial Officer of Pepsi Cola Fountain Beverage and USA Divisions, as well as holding positions in the marketing and human resources functions.

•
Pillsbury Company (1994-1997), a manufacturer and marketer of branded consumer foods.

•
RJR Nabisco Foods, Inc. (1992-1994), a diversified manufacturer of consumer products.

Ms. Hailey has spent her career in consumer businesses and brings key financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, retailing, and sales and distribution on a global scale. Ms. Hailey’s positions as chief financial officer, her current and prior service as audit committee chair at other companies and the Cleveland Federal Reserve Bank, and her accounting and financial knowledge provide significant expertise to the Board, including an understanding of financial statements, accounting and internal controls, corporate finance and capital markets. Through her experiences at Gilt Groupe and Famous Yard Sale, Ms. Hailey has experience in internet site development and selling as well as new venture management and funding. Ms. Hailey is an audit committee financial expert for purposes of the SEC’s rules.

Former Executive Vice President and Chief Financial Officer of L Brands, Inc. (formerly, Limited Brands, Inc.)
Independent Director Age: 72 Years on Grainger’s Board: 17 Director Since: 2006 Grainger Board Committees: Chair, Audit BANC

Proxy Statement	13

Corporate Governance

Katherine D. Jaspon
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Inspire Brands, Inc. (2020-Present), a multi-brand restaurant company whose portfolio includes Arby’s, Baskin-Robbins, Buffalo Wild Wings, Dunkin’, Jimmy John’s, Rusty Taco, and SONIC Drive-In, where she serves as Chief Financial Officer.

•
Dunkin’ Brands Group, Inc. (2005-2020), a quick service restaurant franchisor (Dunkin’ Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Dunkin’ Brands was acquired by Inspire Brands.

•
KPMG LLP (1997-2005), a global audit, tax and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager.

Ms. Jaspon serves as Chief Financial Officer of Inspire Brands, Inc., a multi-brand restaurant company whose portfolio includes nearly 32,000 Arby’s, Baskin-Robbins, Buffalo Wild Wings, Dunkin’, Jimmy John’s, Rusty Taco, and SONIC Drive-In restaurants worldwide. Ms. Jaspon oversees all accounting and reporting, tax, financial planning and analysis, treasury, and internal audit functions for Inspire and its brands. She is also responsible for managing Inspire’s relationships with lending institutions, investors, and the financial community.
Prior to joining Inspire in December 2020, Ms. Jaspon served as the Chief Financial Officer of Dunkin’ Brands Group, Inc., the former parent company of Dunkin’ and Baskin-Robbins, where she led all finance-related functions, as well as investor relations since 2017. In this role, she oversaw global financial planning and analysis, accounting, financial reporting, tax, treasury, enterprise risk management, payments, insurance, and demand planning functions. During her 15-year tenure with Dunkin’ Brands, Ms. Jaspon led several transactions, including the company’s initial public offering and follow-on equity offerings, securitizations and numerous debt transactions, the divestiture of a brand, and the sale of Dunkin’ Brands to Inspire.
Previously, Ms. Jaspon spent eight years at KPMG LLP as an auditor. She is a certified public accountant and an audit committee financial expert for purposes of the SEC’s rules.
Ms. Jaspon previously served as a member and chair of the audit committee of the board of directors of MOD Pizza LLC and also serves on various non-profit boards.

Chief Financial Officer, Inspire Brands, Inc.
Independent Director Age: 46 Years on Grainger’s Board: 2 Director Since: 2021 Grainger Board Committees: Audit BANC

14	www.grainger.com

Corporate Governance

Stuart L. Levenick
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Finning International Inc. (since 2016) (Chair, audit committee; governance and risk committee)

•
Entergy Corporation (since 2005) (lead director (since May 2016); corporate governance committee; executive committee; nuclear committee)

Business and Other Experience
•
Caterpillar Inc., a multinational manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015).

•
Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004-2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar’s former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar’s global human resources and global purchasing functions.
Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. Mr. Levenick is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers and is a director of the University of Illinois Foundation. He also served as a director of the U.S./Japan Business Council, the U.S./China Business Council, the U.S./Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

Former Group President of Caterpillar Inc.
Independent Director Lead Director Age: 70 Years on Grainger’s Board: 17 Director Since: 2005 Lead Director Since: 2014 Grainger Board Committees: Audit Chair, BANC

Proxy Statement	15

Corporate Governance

D.G. Macpherson
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
International Paper Company (governance committee; public policy and environment committee)

Business and Other Experience
•
Chairman of the Board of Directors of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•
Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•
The Boston Consulting Group, Partner and Managing Director (2002-2008).

Mr. Macpherson has served Grainger in many capacities over his more than 14 years with the Company, including developing Company strategy, overseeing the launch of Grainger’s U.S. endless assortment business, Zoro Tools, Inc., building the Company’s supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team. Mr. Macpherson also has experience in corporate governance matters and serves as a director of another publicly traded company with additional committee responsibilities.

Chairman of the Board and Chief Executive Officer of W.W. Grainger, Inc.
Chairman of the Board Age: 55 Years on Grainger’s Board: 6 Director Since: 2016

16	www.grainger.com

Corporate Governance

Neil S. Novich
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Beacon Roofing Supply, Inc. (Chair, compensation committee; former Chair, audit committee)

•
Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee; former Chair, compensation committee)

Prior Public Company Boards
•
Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee)

•
Ryerson Inc., Chairman of the Board (1999-2007)

Business and Other Experience
•
Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•
Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm’s Distribution and Logistics Practice.

Mr. Novich served as the Chairman of the Board, President and Chief Executive Officer of a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm’s Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.
Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including one audit committee chairmanship, one compensation committee chairmanship, and service on various board committees. Mr. Novich is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Novich is a trustee of the Field Museum of Natural History.

Former Chairman of the Board, President and Chief Executive Officer of Ryerson Inc.
Independent Director Age: 68 Years on Grainger’s Board: 24 Director Since: 1999 Grainger Board Committees: Audit BANC

Proxy Statement	17

Corporate Governance

Beatriz R. Perez
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
International

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Government/Public Policy

•
Digital/eCommerce

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Primerica, Inc. (corporate governance committee)

Prior Public Company Boards
•
HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013) (nominating and governance; risk & compliance committee; audit committee)

Business and Other Experience
•
The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company’s first Chief Sustainability Officer (2011-2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Ms. Perez is a Senior Vice President and named executive officer of The Coca-Cola Company, a public multinational beverage company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company’s growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.
Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a compensation committee assignment.
Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Senior Vice President and Chief Communications, Sustainability and Strategic Partnerships Officer of The Coca-Cola Company
Independent Director Age: 53 Years on Grainger’s Board: 6 Director Since: 2017 Grainger Board Committees: BANC CCOB

18	www.grainger.com

Corporate Governance

E. Scott Santi
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Illinois Tool Works Inc. (Chairman of the Board, 2015-present); director (2012-present)

Business and Other Experience
•
Illinois Tool Works Inc. (2004-present), a worldwide manufacturer of engineered components and systems, where Mr. Santi has served as Chief Executive Officer, since November 2012. Previously, Mr. Santi held various senior management roles with ITW, including Vice Chairman of ITW (2008-2012) and Executive Vice President (2004-2008).

Mr. Santi is the Chairman and Chief Executive Officer of ITW, a global public company. In the course of his more than 30 years with ITW, he has served in various management roles for ITW including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning. Mr. Santi is an audit committee financial expert for purposes of the SEC’s rules. In addition, Mr. Santi is the current Chairman of the board of directors of the Federal Reserve Bank of Chicago is Chairman of the Civic Committee of the Commercial Club of Chicago. He also serves as a trustee or director on various civic and nonprofit boards, including the boards of trustees of Northwestern University, the Museum of Science and Industry, Rush University Medical Center and the Art Institute of Chicago.

Chairman and Chief Executive Officer of Illinois Tool Works Inc.
Independent Director Age: 61 Years on Grainger’s Board: 13 Director Since: 2010 Grainger Board Committees: Audit BANC

Proxy Statement	19

Corporate Governance

Susan Slavik Williams
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as Manager (2019-present).

•
The Donald Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•
Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams serves on its Board of Directors and presently chairs its compensation committee (1989-present).

•
Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30 plus years of service on the board of directors of Mark IV Capital, Inc., where she presently chairs the compensation committee. She also has a deep understanding of environmental and social matters, working for 26 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company’s business, organization, and culture.

President, Four Palms Ventures; Director, Mark IV Capital, Inc.; President, The Donald Slavik Family Foundation
Independent Director Age: 54 Years on Grainger’s Board: 3 Director Since: 2020 Grainger Board Committees: BANC CCOB

20	www.grainger.com

Corporate Governance

Lucas E. Watson
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Madison Square Garden Entertainment Corp. (2022-2023), a live entertainment company, where Mr. Watson served as President, MSG Sphere.

•
Cruise LLC (2018-2021), an autonomous vehicle and technology company owned by General Motors Company, a global automotive company, where Mr. Watson served as Senior Vice President, Go to Market (2020-2021) and Chief Marketing Officer and General Manager (2018- 2020).

•
Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•
Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

•
Procter & Gamble Company (1994-2011), a global consumer products company, where Mr. Watson served in various sales, marketing and digital business roles.

Mr. Watson served as President, MSG Sphere at Madison Square Garden Entertainment Corp. where he led the strategy and execution of all business aspects of MSG’s Sphere’s planned state-of-the-art venues that will combine cutting-edge technology with multi-sensory storytelling to deliver fully immersive experiences. Previously, he served as Senior Vice President, Go To Market, and Chief Marketing Officer and General Manager, at Cruise LLC where he led Cruise’s go to market strategy with respect to the company’s autonomous vehicle fleet. Before Cruise, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company’s global sales and go to market efforts bringing Intuit’s financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company’s brand advertising business, working with some of the world’s leading companies to build stronger and more trusted brands. At Procter & Gamble, he served as a digital marketing executive and held a variety of other roles across the globe while driving P&G’s digital initiatives for 75 brands across 200 countries. Through his experience at Cruise, in addition to his tenure of more than two decades at these multinational public companies, Mr. Watson has held several leadership roles while acquiring a deep understanding of sales, marketing, risk management, technology and digital business.

Former President, MSG Sphere at Madison Square Garden Entertainment Corp.
Independent Director Age: 52 Years on Grainger’s Board: 5 Director Since: 2017 Grainger Board Committees: BANC CCOB

Proxy Statement	21

Corporate Governance

Steven A. White
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Hormel Foods Corporation (compensation committee; governance committee)

•
Shaw Communications Inc. (human resources and compensation committee)

Business and Other Experience
•
Comcast Corporation, a global media and technology company, where prior to assuming his current position in December 2020, Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007).

•
AT&T Broadband, LLC, a leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President from 2000 to 2002.

•
Regional Vice President of Tele-Communications, Inc., a cable television and telecommunications provider that merged with AT&T in 2000 (1997 to 2000).

•
Colgate-Palmolive Company, a global consumer products company, where Mr. White held various marketing positions (1991 to 1997).

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations, and general management across multiple industries. Now in his 20th year at Comcast Corporation, a global public company, Mr. White has served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. Before his current role as President, Special Counsel to the CEO, Comcast Cable, Mr. White most recently served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 28,000 employees, serving more than nine million customers, and driving annual revenue of nearly $17 billion. Prior to that, Mr. White was responsible for Comcast’s operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate-Palmolive’s Toothbrush Products Division.
Mr. White also has experience in corporate governance matters and serves as a director of two other public companies, where he serves on various committees. Mr. White also serves on the board of directors of the Comcast Foundation and is a member of the Executive Leadership Council.

President, Special Counsel to the CEO, Comcast Cable
Independent Director Age: 62 Years on Grainger’s Board: 2 Director Since: 2020 Grainger Board Committees: BANC CCOB

22	www.grainger.com

Corporate Governance

BOARD AND COMMITTEE MEETINGS; EXECUTIVE SESSIONS
Five meetings of the Board were held in 2022. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 15 Committee meetings were held in 2022. During each Committee meeting, Committee members also met in executive session, without management present. At each Board meeting, the Committees report to the full Board on their activities and actions.
BOARD COMMITTEES & MEMBERSHIP
Our Board has established three standing committees: the Audit Committee; the Board Affairs and Nominating Committee; and the Compensation Committee (each, a Committee). Each Committee has a charter that defines its specific responsibilities. Each charter is reviewed annually and each Committee then recommends to the Board charter revisions that may be needed to reflect new responsibilities or evolving best practices. As required by each Committee’s charter, all members of each Committee must be “independent” Directors. Each Committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.
The Operating Principles provide for the Board’s Committees and the process for selecting Committee leadership. The BANC’s recommendations are considered by the Board following each annual meeting of shareholders. The Committee members are appointed by the Board based on recommendations of the BANC. Committee membership as of March 16, 2023 is as follows:
C	Chair ✓ Member LD Lead Director FE Audit Committee Financial Expert as defined under SEC rules

† Mr. Roberts is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.
Copies of each Committee charter are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board has delegated certain responsibilities and authority to its standing Committees, as described below.

Proxy Statement	23

Corporate Governance

AUDIT COMMITTEE
Members All Independent
The Audit Committee of the Board (the Audit Committee) met five times in 2022. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the SEC) and in the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee is financially literate and that each is an “audit committee financial expert,” as that term is defined in the applicable rules of the SEC.
The Audit Committee assists the Board in its oversight responsibility with respect to the following:
•
the Company’s financial reporting process;

•
the Company’s systems of internal accounting, financial, and disclosure controls;

•
the integrity of the Company’s financial statements;

•
the Company’s compliance with legal and regulatory requirements;

•
the Company’s enterprise risk management systems and processes as to business continuity, cybersecurity, privacy, legal and other risks, other than ESG risks, which are also addressed at the meetings of the Board Affairs and Nominating Committee and the Compensation Committee of the Board;

•
the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of the Company’s independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor’s lead audit partner;

•
the performance of the Company’s internal audit function and the independent auditor;

•
the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor;

•
activities and amendments relative to the Company’s ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

•
the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

•
compliance with the Company’s Business Conduct Guidelines, including reviews of potential violations communicated through the Company’s confidential reporting channels.

V. Ann Hailey (Chair) Katherine D. Jaspon Stuart L. Levenick Neil S. Novich E. Scott Santi
Oversees the Company’s accounting, financial reporting processes and audits of financial statements and internal controls.

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BOARD AFFAIRS AND NOMINATING COMMITTEE
Members All Independent
The Board Affairs and Nominating Committee of the Board (the BANC) met five times in 2022. The Board has determined that each of the members of the BANC is “independent,” as defined in the independence requirements for members of nominating committees contained in the applicable NYSE listing standards.
The BANC assists the Board in its oversight responsibility as follows:
Board Composition and Renewal
•
makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees and their initial respective charters;

•
establishes specific written criteria by which Director nominees shall be qualified;

•
periodically evaluates whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders;

•
determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm; and

•
identifies and screens potential nominees, consistent with the Board-approved criteria.

Governance
•
makes recommendations concerning Director and nominee independence, attendance and performance;

•
reviews transactions between the Company and related persons;

•
evaluates in its annual review the overall performance of the Board and its Committees;

•
oversees corporate governance, including:

◦
making initial assessments regarding corporate governance issues or proposals;

◦
recommending corporate governance guidelines, including annual review of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board;

◦
recommending the Lead Director;

◦
recommending Board Committee responsibilities, Committee Chairs, and members;

◦
determining policies regarding rotation of Directors among the Committees;

◦
evaluating the Board’s corporate governance, including the adequacy of information supplied to the Board;

◦
evaluating the Board’s performance of its oversight responsibilities related to the Company management; and

◦
recommending retirement, compensation, and other policies applicable to Directors.

Stuart L. Levenick (Chair) Rodney C. Adkins V. Ann Hailey Katherine D. Jaspon Neil S. Novich Beatriz R. Perez Michael J. Roberts* E. Scott Santi Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s corporate governance practices and processes and ESG programs and reporting.
* Mr. Roberts is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.

Environmental, Social and Governance (ESG)
•
oversees the Company’s ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and diversity, equity and inclusion, and any related enterprise risk management (ERM) reviews (other than human capital management ERM reviews, which are overseen by the Compensation Committee).

Succession Planning and Management Development
•
works with the Compensation Committee to annually review senior management organization, career paths, and succession; and

•
leads the annual review of management’s performance, including the CEO to the extent necessary to supplement the Compensation Committee’s review of CEO performance relative to CEO compensation goals and objectives.

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COMPENSATION COMMITTEE OF THE BOARD
Members All Independent
The Compensation Committee of the Board (the Compensation Committee) met five times in 2022. The Board has determined that each member of the Compensation Committee is “independent,” as defined in the independence requirements for members of compensation committees in the applicable SEC rules, the NYSE listing standards, and under the Internal Revenue Code.
The Compensation Committee assists the Board in its oversight responsibility as follows:
•
oversees the Company’s compensation and benefits to ensure that:

◦
the Board appropriately discharges its responsibilities relating to senior management compensation,

◦
the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

◦
compensation and benefits policies and practices reflect the highest level of transparency and integrity,

◦
compensation is aligned with shareholder value creation and strategic objectives,

◦
senior management compensation is linked to personal and Company performance and provides appropriate incentives to increase shareholder value,

◦
compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

◦
the interests of shareholders are protected, and

◦
equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short-term and long-term incentive plans;

•
provides independent oversight of the administration of the Company’s shareholder-approved equity plans;

•
annually reviews and approves CEO compensation, as follows:

◦
reviews and approves corporate goals and objectives relevant to CEO compensation,

◦
evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

◦
together with the other independent Directors, determines and approves, in its sole discretion, the CEO’s total compensation based on the above evaluation, in executive session without members of management present;

•
reviews and recommends to the Board for approval the compensation paid to the CEO’s direct reports, including the other Named Executive Officers (NEOs);

◦
Members of management (including some NEOs and the CEO’s other direct reports) assist the Compensation Committee in providing recommendations for the Company’s NEO compensation program design, and for other officers and employees. Management also recommends salary and award levels for the Committee’s review and recommendation, except those related to the CEO;

•
together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

•
approves annual grants of equity-based compensation awards (including, restricted stock units (RSUs) and performance share units (PSUs)) to NEOs, other officers and employees under approved shareholder plans and that incorporate claw-back provisions;

•
may delegate to management limited authority to grant “off-cycle” equity-based compensation awards of stock options and RSUs to non-officer employees and to CEO direct reports that are new hires; and, awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee’s next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

•
retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and, routinely meets in executive session with the independent compensation consultant, without management present; and

•
oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness, and any related enterprise risk management reviews.

Rodney C. Adkins (Chair) Beatriz R. Perez Michael J. Roberts* Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s compensation philosophy and compensation and human capital policies and programs.
* Mr. Roberts is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.

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LEADERSHIP STRUCTURE
The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees’ charters, allow for the independent Directors to effectively exercise the Board’s authority in overseeing critical matters of strategy, operations, enterprise risk management, financial reporting, and ESG.
The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, provides effective oversight of management by the Board and results in a high level of management accountability to shareholders. In the Board’s view, having a single individual serving as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.
In deciding that a combined Chairman and CEO position is the appropriate leadership structure for the Company, the Board also recognized the need for independent leadership and oversight. Having an independent Lead Director actively engaged in planning and oversight is an essential component of effective governance. The Company’s Operating Principles require that a Lead Director be annually elected by and from the independent directors. The Lead Director is responsible for ensuring Board involvement in major issues and/or proposals and that the Board is addressing major strategic and operational initiatives. To this end, the Lead Director reviews meeting agendas and information to be provided to the Board, consults with Directors, the CEO and management, and presides at executive sessions of the Board. With the Lead Director performing these important duties and having the power under the By-laws to call meetings of the Board and to lead them in the Chairman’s absence, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening the Company’s corporate governance or in creating or enhancing long-term value for our shareholders.
The duties performed exclusively by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his or her performance, and setting his or her compensation.
Lead Director
The Board’s independent Directors elected the current Lead Director, Mr. Stuart L. Levenick, after the 2022 Annual Meeting of Shareholders. Mr. Levenick was first appointed to serve in this capacity after the 2014 Annual Meeting of Shareholders. As Lead Director, Mr. Levenick exercises significant authority over the Board’s operations and plays an important role in the Board’s independent oversight of management, key risks and governance matters. Among the duties assigned to the Lead Director is the responsibility for:

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Board Matter	Responsibility
Agendas
•
Soliciting the independent directors for topics to be included in the Board meeting agenda.

•
Collaborating with the Chairman in developing and approving Board meeting agendas.

•
Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with the Chairman	• Regularly communicating with the Chairman between meetings on strategic and operational issues and acting as a “sounding board” and advisor.
Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors. • Reviewing and approving the types of information sent to the Board.
Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders on behalf of the Board.
Executive Sessions
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•
Calling meetings of the independent Directors, if appropriate.

•
Leading the Board in its annual review of the Board and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Board Meetings
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•
Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

Board and Management Evaluations
•
Coordinating with the BANC and the applicable Board Committee Chairs the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors.

•
Leading the Board in its annual review of the Board’s and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC the Director recruitment and interview process.
Risk Management	• Coordinating with the CEO and the applicable Board Committee Chairs on key risks to the Company and facilitating discussion as appropriate at Board meetings.
BOARD, COMMITTEE AND DIRECTOR EVALUATIONS
The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: (a) full Board evaluation; (b) Committee evaluations; and (c) Director self-assessments. To help make sure the

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evaluations are useful and that we are implementing best practices, we routinely review the evaluation process with an external governance expert.
2022 Evaluation Process
For the 2022 evaluations, questions included the following: (a) any changes that would help Directors increase their understanding of the Company’s business, competitive environment and strategy; (b) whether the Directors agree on the Company’s risk appetite and how Committees are identifying opportunities and addressing risks; (c) whether the governance process provides the Board with sufficient time and material to make informed decisions and enables Committee’s to cover topics at the right level of detail; (d) what the Board and each Committee did well in 2021-2022 and could improve upon in the future; and (e) how succession planning and onboarding processes could be improved.
As in prior years, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees. Management’s feedback on the Board’s operation and engagement was provided to the Board. The Board also engages in and “after action” process that reviews routine matters such as information flow, meeting content, and management interaction following each meeting in executive session.
We believe that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage more valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that does not rely solely on a single, formal event at the end of the year.
The results of the evaluations/interviews were compiled anonymously. The Lead Director then discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:

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2022 Evaluations: A Multi-Step Process
The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.
Actions
Among the actions taken as a result of the Board evaluation processes was continued discussion of the desired skill sets and backgrounds for future Directors, alignment around Director succession planning, identification of corporate strategy areas for greater Board visibility, and greater alignment around cybersecurity strengths and opportunities.

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BOARD OVERSIGHT
The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include:
Board’s Role in Shareholder Engagement
The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company’s strategy and to ensure that shareholders’ perspectives are understood and considered by the Board. Continuing its practice begun in 2017, the Company arranged for the Board’s Lead Director to meet with a variety of institutional investors to explain the Company’s ESG and executive compensation practices and objectives in 2022 and the Board’s focus for 2022-2023.
On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company’s Investor Relations team summarizing investor feedback and any shareholder concerns, questions and trends. The Company has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO, and VP, Investor Relations and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG and executive compensation matters.
Engagement with shareholders includes quarterly earnings calls, the Annual Meeting of Shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2022, the Company reached out to shareholders representing over 53% of shares outstanding as of December 31, 2022 and met with shareholders representing over 35% of shares outstanding as of December 31, 2022.
In September 2022, the Company hosted Investor Day at its Northeast Distribution Center (Northeast DC) where senior management discussed the Company’s strategy and three-year financial targets through 2025, and attendees had the opportunity to engage in a Q&A session with leaders as well as to tour the Northeast DC. The Investor Day presentation is available under “Events & Presentations” in the Investor Relations section of our website at http://invest.grainger.com.

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Succession Planning, Talent and Human Capital Management
The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC, which is comprised of all of the Board’s independent Directors. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and also has developed emergency succession plans that are reviewed annually.
Recruiting, developing, promoting and retaining top diverse talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:
•
Evolving our culture;

•
Empowering our people leaders;

•
Building our talent pipeline; and

•
Developing our future leaders.

While the BANC has oversight of the Company’s talent strategy, including as to diversity, equity and inclusion, the CCOB has oversight of the Company’s programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.
Consistent with this framework, the BANC annually conducts in-depth reviews of senior leader development. This review addresses the Company’s management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances the Company’s strategic objectives, the Board and the BANC also regularly consult with the Chairman of the Board and CEO on the Company’s organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations.
To supplement these efforts, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement gives our Directors meaningful insight into our current pool of talent, what attracts and retains our executives, and the Company’s culture.

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Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board’s role is to oversee the Company’s enterprise risk management (ERM) programs, including risk assessment and risk management processes and policies used by the Company to identify, assess, monitor and address both present and potential strategic, operational, financial, ESG, cybersecurity, compensation, and legal risks on an enterprise-wide basis. This oversight includes working with the Company’s internal audit team in its consultation with external advisors on a biennial basis to identify and prioritize key risks based on factors including their materiality and the timeframe in which such risks may be realized. The Directors’ involvement helps the Company anticipate future trends and risks. The Board focuses on more material risks that may present a near-term danger and on longer-term risks that may require early preparation due to either their materiality or complexity. As part of this oversight, the Board receives regular reports from management on key risks across these and other subject matters, which gives the Board broad visibility over risks within the organization and the Company’s efforts to mitigate these risks. The Board and/or the applicable Committee also receives advice from time to time from external advisors on specific risk matters. The Lead Director discusses and coordinates with the CEO and applicable Committee Chairs on key risks and facilitates discussion as appropriate at Board meetings.
The Committees support the Board in the risk oversight process. The BANC and Compensation Committee Charters specifically assign ERM reviews of the Company’s ESG programs and reporting to the BANC and the Company’s human capital management programs and policies to the Compensation Committee. Members of management regularly provide reports to the BANC and Compensation Committee on relevant risk topics. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Audit Committee assists the Board in its oversight of the Company’s ERM program and processes, including as to business continuity, cybersecurity, privacy and legal and other risks as determined by the Board.
Both the Board and the Audit Committee regularly review the Company’s risk assessment and management processes and policies and receive regular updates from the members of the Company’s management who are responsible for the effectiveness of the Company’s ERM program. As part of its ERM oversight, the Board oversees and regularly reviews the Company’s programs and processes for cybersecurity risk, including the Company’s framework for preventing, detecting, and addressing cybersecurity incidents and identifying emerging risks both broadly and within related industries. To help inform its approach to devising an appropriate governance framework, cadence, metrics, and reporting to discharge its cybersecurity oversight responsibilities. The Company’s Chief Technology Officer and Chief Information Security Officer (CISO) routinely provide cybersecurity updates to the Audit Committee meeting and information packs to the Board. The CISO leads an information security team whose mission is to facilitate the protection of the Company’s information and computing assets worldwide. This is achieved by establishing guidelines to ensure confidentiality, integrity, and availability of assets across the global organization, and by managing risk through the application of appropriate technologies, people, and processes. The Company is also committed to protecting the personally identifiable information (PII) of its team members, customers and suppliers from unauthorized access, usage or disclosure by following globally recognized privacy standards, and building privacy and data protection principles into its systems and processes.
As an output of the 2022 reviews by the Board and the Audit Committee, the Board updated the Business Conduct Guidelines to continue to set understandable expectations and encourage a “speak up” culture for early issue identification, including the protection and safeguarding of personally identifiable information and the Company’s intellectual property, data and trade secrets. Facilitating this “speak up” culture is the Company’s Compliance Officer.
The Compliance Officer reports directly to the Chief Legal Officer and routinely attends Audit Committee Meetings, including annually meeting with the Audit Committee in executive session. The Compliance Officer is notified of every call to the Company’s third-party hosted hotline and hotline web portal, and report made through a web portal, on which team members may anonymously inquire, initiate a complaint or

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participate in internal investigations. The Compliance Officer reports on concerns of significance to the Audit Committee on a quarterly basis. If an issue is significant, the Audit Committee is made aware immediately.
The Board’s risk oversight is supported by internal audit and external audit reviews, external counsel and consultants, the Company’s finance, controller and legal departments and internal disclosure committee. As appropriate or as requested by the Board, Committees or Lead Director, they prepare materials and provide presentations to the Board and Committees on risks identified during the course of their work or as part of regular disclosure-related diligence. Management’s disclosure committee reports to the Audit Committee no less than quarterly as part of its preparation for the Company’s quarterly earnings calls and quarterly and annual reports filed on Forms 10-Q and 10-K.
Environmental, Social and Governance (ESG)
In support of the Company’s purpose, the Company strives to operate sustainably, informed by a long-term, fact-based view of critical issues regarding the environment and society at large. The Grainger team partners with customers, suppliers, and communities on three core areas: environmental, social, and governance. Grainger is committed to being a responsible corporate citizen and strives to integrate ESG principles into the daily operation of its business. These commitments shape our focus on corporate citizenship.
ESG Oversight and Governance
The Company integrates ESG initiatives into its strategy and daily operations at each level of its business. This begins with general ESG oversight by the BANC, which is comprised of all of the Board’s independent Directors. The BANC annually reviews the Company’s ESG programs and reporting, including its environmental sustainability, community impact, governance, company culture, talent strategy, and diversity, equity and inclusion practices. In turn, the Compensation Committee oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness. The Board includes Directors with particular expertise in corporate sustainability and in environmental matters.
In developing the Company’s ESG efforts, the Chairman and CEO leads an ESG Leadership Council that sets the strategic direction of the Company’s ESG program and identifies ways to incorporate ESG initiatives into operations and strategy. The ESG Leadership Council’s strategy is implemented by cross-functional ESG Working Groups comprised of subject matter experts focused on near-term priorities, material topics, and supporting efforts such as reporting. Core initiatives relating to culture and talent, including human capital management and diversity, equity and inclusion, are led by the Company’s Human Resources team in coordination with the ESG Leadership Council.
The Company is also committed to operating with ethics and integrity. The Company’s Business Conduct Guidelines define our shared expectations, consistent with the highest ethical and legal standards, of how we work together, serve customers and business partners, and honor our commitments to shareholders everywhere we do business. In 2022, 100% of Grainger team members completed Business Conduct Guidelines training and certification. Individuals are encouraged to report ethical concerns or complaints regarding Company or individual practices.

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Environmental
The Company strives to operate its business and supply chain sustainably and provides sustainability solutions to help customers do the same. The Company’s sustainability solutions include a portfolio of environmentally preferred products and sustainability services. The Company incorporates sustainability best practices across the business, improving supply chain efficiency and practicing best-in-class facilities construction and maintenance, all which help mitigate climate-related risk. Grainger has set a carbon target to reduce its absolute scope 1 and scope 2 emissions 30% by 2030 compared to a 2018 baseline, and is on track to achieve this goal.
Social
The Company values all people who play a part in our business, from customers to team members to the communities where we live and work. Diversity, equity and inclusion (DEI) are integral to the Company’s business success. The Company strives to ensure its team members reflect its diverse customer base. The Company is committed to creating a welcoming culture where all team members can bring their whole selves to work, have opportunities to grow and feel a sense of belonging, regardless of sex, gender, race, color, religion, national origin, age, disability, veteran status, sexual orientation, gender expression or experiences. As of December 31, 2022, within Grainger’s U.S. workforce, approximately 39% of team members were women and approximately 39% of team members were racially and ethnically diverse.
The Company works collaboratively with various community partners through a combination of resources, including in-kind donations, nonprofit board placement program, team member volunteerism and our 3:1 Matching Gifts Program.
The Company takes steps to help ensure that the products it distributes are manufactured with high ethical standards through a Supplier Code of Ethics and Human Rights Principles. The Company’s Supplier Code of Ethics focuses on responsible sourcing along the dimensions of human rights, labor, environment and anti-corruption. The expectation for responsible sourcing was also added to the Company’s Business Conduct Guidelines in 2022. The Company’s Human Rights Principles include the Company’s commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are approved and monitored regularly by senior leadership. The Company’s Supplier Code of Ethics and Human Rights Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.

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Grainger’s Supplier Diversity Program assists customers in diversifying their supply chains and promotes the growth of underrepresented supplier groups in the United States. The Company has more than 20 years of experience partnering with small and diverse businesses through two core programs: Grainger’s Tier 1 Channel Development Program and Grainger’s Tier 2 Supplier Diversity Program.
Grainger’s Tier 1 Channel Business Programs (e.g., Diversity Alliances, Federal Resellers Network) help customers meet their diversity procurement goals through the use of certified Diverse Business Enterprise (DBE) authorized resellers. Grainger’s Tier 2 Supplier Diversity Program purchases product from small and/or diverse suppliers to sell to our customers. During the federal government’s fiscal year ended September 30, 2022, Grainger U.S. spent more than $2.1 billion with small businesses, and $260 million with minority-, woman-, veteran-, disabled-person- and LGBT-owned businesses for goods and services.
ESG Reporting
The Company continues to evolve its ESG program and reporting in a manner that is beneficial to the Company and its investors. As part of this commitment, Grainger aligns to the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD) frameworks as part of its disclosures. Grainger also reports to and participates in best-in-class third-party assessments and ratings. Please see “Awards & Recognition” and “Reports & Resources” sections of our ESG website at http://www.GraingerESG.com.
As part of the Company’s continued commitment to transparency and progress on our DEI objectives, we published our U.S. Federal Employment Information Report (EEO-1). The data in the consolidated EEO-1 report is based on the Company’s population in the U.S. as of December 31, 2021 and reflects the Company’s U.S. workforce as of that time. Grainger’s consolidated EEO-1 report is available at http://www.GraingerESG.com.
Since 2011, Grainger publishes an annual Environmental, Social & Governance Report (formerly the Corporate Responsibility Report) (ESG Report) that is periodically updated and is available under “ESG” in the Investor Relations section of our website which links to http://www.GraingerESG.com.
POLITICAL ACTIVITY
Grainger’s Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate or committee. In accordance with this policy, we do not maintain a political action committee (PAC).
Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the federal and state levels. The Company has, from time-to-time, engaged advisors to assist in limited lobbying, mainly related to government procurement. In 2022, Grainger was also a member of three trade associations.
OTHER COMMUNICATIONS WITH DIRECTORS
Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual Directors on matters of interest. Such communications should be sent in writing to:
[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066

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If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
AVAILABLE INFORMATION
All the documents below are available to shareholders and under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or in print, free of charge, upon request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.
Business Conduct Guidelines
Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC to apply to a company’s chief executive officer, chief financial officer, and chief accounting officer or controller. In 2022, the Board updated the Business Conduct Guidelines. The updates to the Business Conduct Guidelines address our team members’ responsibilities to uphold internal sourcing policies in order to help the Company fulfill its commitments to source products responsibly and reinforce their responsibilities to safeguard personally identifiable information and the Company’s data, intellectual property and trade secrets.
The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the Governance section on Grainger’s website at http://invest.grainger.com.
Operating Principles for the Board of Directors
Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Committee Charters
The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Environmental, Social and Governance Report
The Company’s annual ESG Report is available at http://www.GraingerESG.com which may be accessed by clicking “ESG” at the top of the Investor Relations section of our website at http://invest.grainger.com.
Note About Reports and Websites
Neither the Company’s EEO-1 or ESG Reports, nor the information on the Company’s websites, including http://invest.grainger.com and http://www.GraingerESG.com, will be deemed to be incorporated into this Proxy Statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.

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DIRECTOR COMPENSATION
Grainger’s non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock unit (DSU) grant of $160,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.
Grainger intends that its non-employee Directors will be compensated at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger’s executives as described in the Compensation Discussion and Analysis section beginning on page 47. The Compensation Committee’s independent compensation consultant advises on Director compensation.
The Directors’ compensation program, which was last adjusted in April 2022, consists of the following:
Director Compensation	Additional Annual Cash Retainers: • $35,000—Lead Director • $25,000—Audit Committee Chair • $20,000—Compensation Committee Chair • $10,000—Board Affairs and Nominating Committee Chair
Total Base Compensation $260,000
All non-employee Directors receive an annual DSU grant worth $160,000. In 2022, the number of shares covered by each grant was equal to $160,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2022 annual meeting of shareholders, the DSU formula resulted in payment of 321 DSUs based on a 20-day average stock price as of March 31, 2022 of $498.78 per share. The DSUs are settled in shares of Grainger common stock on a 1:1 basis upon termination of service as a Director. On their April 27, 2022 grant date, the value of such DSUs was $157,974 using the closing price of $492.13 per share of Grainger’s common stock on April 26, 2022. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.
Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition / page 66). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.
Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
Mr. Macpherson, who is an employee of Grainger, does not receive any compensation for serving as a Director.

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Corporate Governance

2022 Director Compensation
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Rodney C. Adkins	$120,000	$157,974	$7,500	$285,474
V. Ann Hailey	$125,000	$157,974	$6,750	$289,724
Katherine D. Jaspon	$100,000	$157,974	$7,500	$265,474
Stuart L. Levenick	$145,000	$157,974	$7,500	$310,474
Neil S. Novich	$100,000	$157,974	$7,500	$265,474
Beatriz R. Perez	$100,000	$157,974	$7,500	$265,474
Michael J. Roberts	$100,000	$157,974	$7,500	$265,474
E. Scott Santi	$100,000	$157,974	$7,500	$265,474
Susan Slavik Williams	$100,000	$157,974	$0	$257,974
Lucas E. Watson	$100,000	$157,974	$7,500	$265,474
Steven A. White	$100,000	$157,974	$0	$257,974

(1)
Represents the annual cash retainers received in 2022 by all non-employee Directors.

(2)
Represents the fair value of the non-employee Directors’ 2022 award of 321 DSUs on the grant date of April 27, 2022, using the closing price of $492.13 per share of Grainger’s common stock as of April 26, 2022. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company’s Matching Gifts Program with respect to donations made and matched in 2022. The Directors receive no direct or indirect benefit from the matching contributions.

Proxy Statement	39

Corporate Governance

OWNERSHIP OF GRAINGER STOCK
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger’s common stock as of December 31, 2022 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,513,895(2)	10.91%
Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,726,443(3)	9.36%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	4,183,578(4)	8.30%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 9, 2023, The Vanguard Group has shared voting power with respect to 64,688 shares, sole dispositive power with respect to 5,331,918 shares, and shared dispositive power with respect to 181,977 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary’s beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares.

(3)
Based on information provided in a Schedule 13G/A filed on January 13, 2022, Ms. Slavik Williams has sole voting power with respect to 4,718,101 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,082,341 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,726,443 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(4)
Based on information provided in a Schedule 13G/A filed on February 7, 2023, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,663,109 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger’s common stock. No one person’s interest in the Grainger common stock is more than five percent of the total outstanding common shares.

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Corporate Governance

Security Ownership of Directors and Management
The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of March 6, 2023 except as otherwise noted below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.
Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days(1)	Stock Units(2)	Percent of Class(3)
Rodney C. Adkins	400	—	5,234	*
Kathleen S. Carroll	1,682	—	1,593	*
V. Ann Hailey	200	—	14,734	*
John L. Howard(4)	63,031	23,563	20,000	*
Katherine D. Jaspon	—	—	702	*
Stuart L. Levenick	400	—	21,586	*
D.G. Macpherson	66,807	76,726	13,433	*
Deidra C. Merriwether	3,219	15,263	4,386	*
Neil S. Novich	4,605	—	31,457	*
Beatriz R. Perez	—	—	4,179	*
Paige K. Robbins	9,366	18,639	4,960	*
Michael J. Roberts	1,000	—	25,918	*
E. Scott Santi	303	—	9,579	*
Susan Slavik Williams(5)	4,726,443	—	1,303	9.4%
Lucas E. Watson(6)	157	—	4,598	*
Steven A. White(7)	—	—	1,592	*
Director Nominees and Executive Officers as a Group	4,877,661	134,191	168,921	9.9%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Includes 19,567 shares as to which Mr. Howard has sole voting and investment power, and 43,464 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(5)
Based on information provided in a Schedule 13G/A filed on January 13, 2022, Ms. Slavik Williams has sole voting power with respect to 4,718,101 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,082,341 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,726,443 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(6)
Includes 157 shares as to which Mr. Watson has shared voting and/or investment power.

(7)
Represents shares held by a family trust of which Mr. White is trustee and primary beneficiary. Mr. White has voting and investment power with respect to all stock units held by the family trust.

Proxy Statement	41

Corporate Governance

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish the Company with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and the Company is required to report in this Proxy Statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from the Company’s directors and officers, the Company believes that all such filing requirements were timely met during 2022, with the exception of: 1) a Form 4 for D.G. Macpherson, which was filed late with respect to a single transaction relating to the Company withholding 3,769 shares of common stock for his tax obligations upon the settlement of a restricted stock unit grant on August 1, 2022, and 2) a Form 4 for Paige K. Robbins reporting multiple transfers totaling 7,114 shares from sole ownership to a family trust; Ms. Robbins has sole voting and investment power with respect to such shares.

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Corporate Governance

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (the SEC) and corporate governance standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board that is reviewed annually. The charter is available on the Governance section of Grainger’s website at http://invest.grainger.com.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (EY), the Company’s independent auditor, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
In performing these responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (PCAOB). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY’s independence, and the Audit Committee discussed with EY that firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC.
V. Ann Hailey, Chair
Katherine D. Jaspon
Stuart L. Levenick
Neil S. Novich
E. Scott Santi
Members of the Audit Committee of
the Board of Directors

Proxy Statement	43

Corporate Governance

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The following table sets forth the fees for professional services rendered by EY with respect to fiscal years 2022 and 2021, respectively:
Fee Category	2022	2021
Audit Fees(1)	$5,226,400	$5,103,000
Audit-Related Fees(2)	$203,400	$268,470
Tax Fees(3)	$520,294	$272,724
All Other Fees(4)	$2,900	$7,000
Total Fees	$5,952,994	$5,651,194

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Grainger’s annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger’s quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger’s financial statements and are not reported under “Audit Fees.” These services include the audits of Grainger’s employee benefit plans and various attest services.

(3)
Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees. Consists of fees billed for all other professional services rendered to Grainger, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Company’s Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

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Corporate Governance

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP’s (EY) appointment for the 2023 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:
•
EY’s historical performance and its recent performance during its engagement for the 2022 fiscal year;

•
EY’s capability and expertise in handling the breadth and complexity of the Company’s operations;

•
The qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

•
The quality of EY’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•
External data on audit quality and performance, including recent PCAOB reports on EY; and

•
EY’s reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company’s independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY’s personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY’s lead engagement partner.
The Audit Committee and the Board of Directors believe that the continued retention of EY to serve as the Company’s independent auditor for the year ending December 31, 2023 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment.
Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

Proxy Statement	45

Corporate Governance

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
The Compensation Committee of the Board (the Compensation Committee) reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s Proxy Statement for its 2023 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC. The Compensation Committee operates under a written charter adopted by the Board that is reviewed annually.
The amended and restated charter is available in the Governance section of Grainger’s website at http://invest.grainger.com.
Rodney C. Adkins, Chairman
Beatriz R. Perez
Michael J. Roberts
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Members of the Compensation Committee of
the Board of Directors

46	www.grainger.com

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (CD&A) describes the Company’s pay for performance compensation philosophy and programs, and explains the compensation earned by Grainger’s Named Executive Officers (NEOs) in 2022.
Please read this CD&A in conjunction with the advisory votes we are conducting on the Compensation of our NEOs (see Proposal 3, Say on Pay / page 89) and on the frequency of the advisory vote on the Compensation of our NEOs (see Proposal 4, Say When on Pay / page 90) as it contains information that is relevant to your voting decision.
Opportunity for Shareholder Comment
Grainger has a comprehensive shareholder engagement program. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.
Shareholders who wish to directly provide feedback to the Company may do so by contacting the Company’s Investor Relations team using the information provided at the bottom of http://invest.grainger.com or under Other Communications with Directors on page 36.

Proxy Statement	47

Introduction
We delivered strong full year 2022 performance by remaining relentlessly focused on what matters most—providing our customers exceptional service and living our Grainger Edge Principles. By leveraging our advantaged supply chain capabilities and focusing on our strategic initiatives, we successfully executed against our long-term strategy to profitably gain share and deliver strong shareholder returns. We met 2022 with a drive to succeed and delivered an outstanding year of profitable growth. As described within the CD&A, our executive compensation programs support our strategy and align our leadership team with long-term growth and profitability.
2022 Highlights
Metrics Aligned with Our Priorities	Reflect Strong 2022 Performance	Executive Pay is Pay for Performance

NEO incentive programs and metrics aligned with our priorities to:
•
Execute on our growth drivers to provide customers with a flawless experience and tangible value.

•
Drive operational excellence and productivity to keep the business healthy and enable future investments.

Company performance surpassed expectations:
•
Delivered $15.2 billion in sales, up 16.5% on a daily basis.(1)

•
Produced adjusted ROIC of 40.6%, up from 31.9% in 2021. (1)

•
Outgrew U.S. MRO market by ~775 basis points (bps) in High-Touch Solutions—U.S. business.

•
Expanded operating margin by 255 bps to 14.4% on an adjusted basis.(1)

•
Diluted EPS up 51.5% on a reported basis and 49.5% on an adjusted basis.(1)

2022 NEO compensation reflects our pay for performance design:
•
2022 short and long-term incentive payouts correspond with strong performance which far exceeded expectations.

•
Based on strong performance, NEO annual incentive was 177% of target and the 2020 Performance Share Unit (PSU) cycle payout was 123% of target.

2022 Compensation Program Overview

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Executive Compensation

Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by these programs and the strong level of shareholder support in 2022, the Compensation Committee determined that the programs are aligned with shareholder value creation and no modifications or discretionary actions to the 2022 NEO short-term and long-term incentive compensation programs were needed.
Shareholder Engagement
Our CEO, CFO, and VP, Investor Relations and other members of our Investor Relations team maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG and executive compensation matters. Contact with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2022, the Company contacted shareholders representing over 53% of shares outstanding and met with shareholders representing over 35% of shares outstanding (percentage of shares outstanding noted as of December 31, 2022). We also hosted an investor day in September with investors and analysts attending both in person at our Northeast Distribution Center as well as participating via webcast. Overall, more than 250 attendees joined the event.
Future Programs—ESG modifier
During 2022, in partnership with the Compensation Committee’s independent compensation consultant and our ESG Leadership Council, we studied various notional compensation program designs to assess how various ESG metrics could align with our goal to drive a purpose-driven culture that enables strong performance and aligns with our ESG objectives. Informed by this review, for 2023, the Committee approved integrating an ESG modifier within the NEOs’ annual incentive program, the 2023 Company Management Incentive Plan (MIP). The 2023 MIP will continue to be underpinned by equally weighted financial metrics, daily sales growth and adjusted ROIC as it encourages management to focus on profitable growth. The ESG modifier can increase or decrease payouts determined by financial performance by up to +/-10 percentage points based on two quantitative metrics: total absolute scope 1 and 2 emissions and diverse leadership representation.
Executive Summary
The Company’s compensation programs are based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.
Named Executive Officers (NEOs) for 2022

D.G. Macpherson	Deidra C. Merriwether	Paige K. Robbins	John L. Howard	Kathleen S. Carroll

Proxy Statement	49

Executive Compensation

The following table reflects NEO positions held as of the end of 2022.
Named Executive Officer	Title
D.G. Macpherson	Chairman of the Board & Chief Executive Officer (CEO)
Deidra C. Merriwether	Senior Vice President & Chief Financial Officer
Paige K. Robbins	Senior Vice President and President, Grainger Business Unit
John L. Howard	Senior Vice President & General Counsel(1)
Kathleen S. Carroll	Senior Vice President & Chief Human Resources Officer

(1)
As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2022, Mr. Howard stepped down as the Company’s General Counsel on January 30, 2023. He will continue as Senior Vice President until July 31, 2023 and as an active employee for six months thereafter.

2022 Financial and Program Performance Highlights
How We Performed (Incentive Program Financial Measures)
Delivered strong full year performance across all metrics, far-exceeding expectations

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Share gain is based on outgrowth measured as High-Touch Solutions—U.S. daily sales growth less estimated U.S. MRO market growth. Company estimates using compilation of external market data, including volume and price. Three-year average based on actual performance for 2020 (+805 bps), 2021 (+77 bps), and 2022 (+781 bps).

50	www.grainger.com

Executive Compensation

In 2022, Grainger’s team members (more than 26,000 worldwide as of December 31, 2022) remained relentlessly focused on our customers and advancing our strategic initiatives to drive short and long-term growth. We also continued to strengthen our purpose-driven culture and to make progress with our ESG objectives. This relentless focus resulted in an outstanding year of profitable growth which consistently surpassed expectations throughout the year. Highlights include:
•
Demand was incredibly strong in both businesses, enabling us to finish the year with $15.2 billion in sales, up 16.5% on a daily basis or 19.3% in daily, constant currency;(1)

•
During the year, we achieved 255 basis points of operating margin expansion on an adjusted basis and a nearly 50 percent increase in adjusted EPS;(1)

•
In our High-Touch Solutions North America segment, we focused on our growth engines and achieved approximately 775 basis points of U.S. MRO market outgrowth in 2022, far exceeding our updated target of 400-500 basis points annually;(1)

•
In our Endless Assortment segment, both Zoro and MonotaRO made strong progress with Zoro U.S. daily sales growth of 22.3% and MonotaRo daily sales growth of 19.9% in local currency and local days;(1) and

•
We also generated over $1.3 billion in operating cash flow, an increase of 42% over 2021, and returned $949 million to Grainger shareholders through dividends and share repurchases all while achieving 40.6% 2022 adjusted ROIC up 870 basis points from last year.(1)

In addition to delivering strong 2022 financial results, in both High-Touch Solutions N.A. and Endless Assortment segments, we made strategic investments to extend our supply chain, technology and customer-facing capabilities including:
•
Added supply chain capacity, including a new bulk warehouse in the U.S. and the start-up of the Inagawa Distribution Center in Japan;

•
Expanded our digital and data capabilities, including progress with our customer and product information management systems in our high-touch solutions model and improved account management tools in our endless assortment model; and

•
Executed against our merchandising and marketing initiatives including enhanced search and recommendation functionality.

Our Executive Compensation Performance
2022 NEO annual incentives paid out at 177% of target reflecting an outstanding year of profitable growth
Throughout 2022, the Compensation Committee evaluated our compensation programs against the following factors:
•
Financial performance, including whether the programs remain aligned with near and long-term objectives;

•
Appropriateness of the original targets to remain relevant and challenging under current conditions;

•
Alignment to the broader Grainger team and performance to peer companies; and

•
Ability for Company programs to attract, motivate, and retain critical talent.

The Committee did not make discretionary adjustments to the structure of existing incentive programs or adjust payouts for material items for the 2022 annual incentives as it believes the programs remained strongly aligned with the Company’s pay-for-performance objectives and consistent with shareholder interests.

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Proxy Statement	51

Executive Compensation

The discussion of the Company’s annual incentives within the CD&A refer to MIP, which is tied to total Company performance (high-touch solutions model and endless assortment model). The 2022 MIP payout was based as a percentage of the NEO’s annualized base salary as of December 31, 2022 and total Company results. The Company’s 2022 year-over-year daily sales growth and adjusted ROIC:
Short-term financial results exceeded expectations and therefore the payout for the 2022 MIP was above target. Daily sales growth was 16.5%, resulting in an 91% sales growth payout, and 2022 adjusted ROIC was 40.6%, resulting in a 86% adjusted ROIC payout, for a combined 2022 MIP payout of 177%.(1) The Company’s average MIP payout for NEOs over the last five years (2017-2021) was 106%. See Annual Incentives / page 62 .
2020-2022 NEO Performance Share Units (PSUs) achieved 123% of target payout
The Compensation Committee approved the final results of the 2020-2022 PSU program at 123% of target. The 2020-2022 cycle covered a three-year performance period starting January 1, 2020 and ending December 31, 2022. The 2020 PSU cycle was based on three performance metrics—U.S. share gain (a relative metric), Endless Assortment businesses revenue growth, and total Company adjusted operating margin performance. As outlined in detail on page 66, U.S. share gain was 554 bps, Endless Assortment businesses revenue growth was 14.9%, and total Company adjusted operating margin expanded 69 bps on average over the three-year performance period, and therefore the payout for these PSUs attained 123% of target.(1)
2022 NEO long-term incentive equity mix was 50% Performance Share Units and 50% Restricted Stock Units
The equity mix for the 2022 long-term incentive program was 50% PSUs and 50% time-vested RSUs. The three-year performance period for the PSUs granted in 2022 runs from 2022-2024. The RSUs granted in 2022 vest on a pro rata basis over a three-year period.
Compensation Philosophy, Plans and Practices
Compensation Philosophy
The Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and create a strong link between pay and Company annual and long-term performance. This philosophy extends throughout the Company as employees below the executive level are also provided incentives based on growing the business (sales growth) while achieving attractive investment returns (ROIC) for the Company’s shareholders. For executives, the compensation programs are designed to link pay to performance and are structured to reward both annual and long-term Company performance, while not encouraging excessive risk taking. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its high-touch solutions model and the endless assortment model. These objectives are directly reflected in the 2022 long-term incentive design for executives which further reinforces pay for performance.
The Company’s compensation philosophy aligns with the Grainger Edge. As described above, the Grainger Edge is the foundational structure for the Company’s strategy and culture with individual performance assessments for all Company employees, including NEOs, based on goals set in alignment with the Grainger Edge. For more on The Grainger Edge principles, see Corporate Culture: The Grainger Edge page 2.

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Compensation Elements and Pay Mix
As part of the Company’s pay for performance philosophy, the Company’s compensation programs are aligned with shareholders.
The 2022 NEO compensation mix is comprised of base salary, annual incentives, and long-term equity incentives constituted of PSUs and RSUs.
The design of the executive compensation programs and elements described above remained unchanged in 2022.
•
Annual:   The MIP focuses on one-year sales growth compared to the prior year and adjusted ROIC, with both measures aligned with the Company’s one-year plan. Performance is measured at the Company-wide level. The MIP plan is capped at 200% of the target award.

•
Long-Term:   The Company’s long-term incentive design and underlying metrics correspond directly with the Company’s strategic initiatives, which are critical to providing sustained shareholder returns and future growth.

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Long-Term Incentive Plan Design
The metrics for 2022 PSU awards (to be paid in 3 years based on actual performance) focus on three-year average U.S. share gain relative to estimated U.S. market growth, Endless Assortment segment revenue growth, and total Company adjusted operating margin performance.(2) The Compensation Committee selected these performance measures because they are directly aligned with the Company’s business strategy to gain share and grow profitability as:
•
Accelerating share gain in the Company’s High-Touch Solutions—U.S. business is directly connected to the Company’s focus on top line growth and expanding its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable and productive operations;

•
Profitable revenue growth in the Endless Assortment segment is an important growth driver for the Company; and

•
Total Company adjusted operating margin balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.(2)

Total Target Compensation
Total target compensation for the Company’s employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency, and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation which aligns management incentives to the interests of shareholders. NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives.

(1)
For the 2022-2024 PSU cycle, Endless Assortment segment revenue growth is based on year-over-year sales growth in constantcurrency, local days.

(2)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Executive Compensation

Each NEO’s compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee’s independent compensation consultant, Pay Governance LLC (Pay Governance)) and nationally recognized surveys. NEO base salaries and long-term incentive grant values are determined based on many factors including individual performance, responsibilities, internal equity and the overall relation to market levels of compensation. These components and the use of performance-based pay are generally aligned with the compensation mix of the comparator group and survey data. The tables below show compensation components as a percentage of the total target compensation package.

CEO Target FY 2022 Compensation Mix(1)

CEO
Salary 13%
MIP 20%
PSUs 33.5%
RSUs 33.5%
Cash 33%
Equity - 67%
Variable Pay - 87%

Other NEO Average Target FY 2022 Compensation Mix(1)

Other NEO's
Salary 26%
MIP 22%
PSUs 26%
RSUs 26%
Cash 48%
Equity - 52%
Variable Pay - 74%

(1)
The charts above reflect total target compensation (based on rounded percentage of annualized base salary, target annual and long-term incentive at the grant date fair value for 2022). Average NEO pay mix chart reflects annual target data as of December 31, 2022.

Company Compensation Practices
Overall, the Company’s compensation programs are designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company’s compensation programs also maintain alignment with shareholders and best practices (and by not including certain features) as outlined below.

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Determination of Total Target Compensation
The Compensation Committee is charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk. In setting individual compensation levels, the Compensation Committee annually completes the following key actions:

Annual NEO Compensation Determination Process

	Select Peers	Analyze & Benchmark	Final Assessment
Purpose	Review of comparator companies is performed to maintain a group of companies that are relatively similar in complexity and size to Grainger. Review of nationally recognized survey data for comparably sized general industry companies is also considered to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.	Evaluates an executive compensation study that includes total compensation paid to comparator group executives and survey matches with similar duties and responsibilities. Reviews competitive compensation benchmarking data at the 25th, 50th, and 75th quartiles of the market. Evaluates considerations such as individual and Company performance, internal equity, management's recommendation and the NEO's overall experience, replaceability, and unique skills.	Reviews final assessment and analysis of NEO compensation versus comparator group to survey data to ensure relative competitiveness of the Company's compensation practices. Evaluates recommendations for base salaries and changes to the structure and targets of short-term and long-term incentive programs are made in part based on market data.
Action	Reviewed and approved by the Compensation Committee in July.	Reviewed by the Compensation Committee in October.	*CEO Pay* – Reviewed and recommended by the Compensation Committee and approved by independent directors in executive session without management present in February. *NEO Pay* – Reviewed by the Chairman and CEO, reviewed and recommended by the Compensation Committee and approved by the Board in February.

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Executive Compensation

Risk Mitigating Actions
The Company’s compensation programs are designed to include risk-mitigating features, and the Compensation Committee also engaged its independent compensation consultant to assist in the process of an annual internal risk assessment of all incentive-based compensation, including annual and long-term incentive programs.
The Compensation Committee’s oversight responsibility includes assessing the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders’ interests, the Company’s compensation programs include the following risk mitigating components such as:
•
Balanced performance measures—sales growth combined with profitability;

•
Robust performance measure selection and rigorous targets;

•
Balanced mix of annual and long-term incentives;

•
Balanced mix of equity vehicles—time-based and performance-based shares;

•
Strong claw-back provisions to recoup incentive compensation;

•
Stock ownership, retention, and holding requirements; and

•
Clear business conduct guidelines.

The Company has established recoupment policies with respect to executive compensation in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company’s property or reputation or violations of non-competition or non-solicitation agreements, or in the event an Executive receives any amount in excess of what the executive should have received for any reason. The later recoupment trigger applies whether or not the executive officer has engaged in wrongful conduct. Recoveries under these provisions can extend back for three years from the date of the initial filing that contained the relevant financial statements.
Further, both the Change in Control Agreements and awards under the 2015 and 2022 Incentive Plans have double-trigger change in control provisions.
Risk Assessment
Since 2009, the Compensation Committee has engaged its independent compensation consultant, to conduct a risk assessment of the Company’s compensation programs that is completed every three years. In 2021, the Committee’s independent compensation consultant, Pay Governance conducted the Company’s triennial risk assessment and the results were discussed with the Compensation Committee.
For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee’s independent compensation consultant. Based on the interim-year risk review conducted in 2022 and the Compensation Committee’s discussions, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.
Compensation Committee of the Board
The Compensation Committee is responsible for the Company’s compensation programs.
The Compensation Committee oversees the Company’s compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company’s

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compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.
In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Compensation Committee supplements the comparator group information with nationally recognized survey data for comparably sized general industry companies generally within in the $10 billion to $20 billion revenue range to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.
The Compensation Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th quartiles of market, individual and Company performance, the executive’s overall experience, replaceability, internal equity, unique skills, and management’s recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company’s compensation practices against the comparator group and published survey data. Total target compensation for the Company’s executives (including the NEOs) is generally set to approximate the market median.
The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO’s current base salary, annual incentive award, and the value of all outstanding equity-awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee’s evaluation of vested and unvested awards and the retention value of these awards.
In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants, and the Company’s management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that Pay Governance, its compensation consultant since November 2020, is an independent advisor under the applicable rules and regulations. The Compensation Committee’s charter is available in the Governance section of Grainger’s website at http://invest.grainger.com.
Independent Compensation Consultant
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations, as well as considering recommendations from management and compensation and benefits consultants, including its independent compensation consultant.
After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Pay Governance is independent and retained Pay Governance as its independent compensation consultant. At the Compensation Committee’s direction, the independent compensation consultant:
•
Attends Compensation Committee meetings and select executive sessions;

•
Assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

•
Provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

•
Helps the Compensation Committee evaluate recommendations proposed by management;

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•
Assists with incentive compensation program design, structure, and selection of the metrics;

•
Annually reviews and recommends appropriate comparator companies used for compensation studies;

•
Conducts or assists in risk reviews of the Company’s performance and incentive-based compensation programs;

•
Provides regular updates on executive compensation trends and regulatory developments; and

•
Undertakes special projects as assigned.

The Compensation Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company’s programs and policies to ensure they are designed and operate to achieve their purposes and goals. The independent compensation consultant did not provide any additional services to the Company in 2022.

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Role of Management
Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.
Members of management (including the NEOs and the CEO’s other direct reports) routinely recommend programs to the Compensation Committee that management believes will provide the appropriate level of compensation and incentives consistent with the Company’s compensation philosophy. Consistent with this process, management works with the Compensation Committee’s independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards, as well as changes to programs required for regulatory compliance to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson’s compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors in executive session without management present.
Compensation Comparator Group
The Company’s compensation programs are regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.
Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company’s compensation practices. Consistent with this practice, a comparator group compensation study was conducted in 2022 (2022 Compensation Study).
Based on the 2022 Compensation Study, the previous comparator group was updated to include Cintas Corporation and AutoZone, Inc. due to their comparable business characteristics and operational similarities to the Company and to remove Beacon Roofing Supply, Inc. and Insight Enterprises, Inc. due to their significantly lower enterprise value compared to the Company and the other peer companies.
The 2022 comparator group consists of 18 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger historically competes for executive talent. The companies that were evaluated for the 2022 Compensation Study were generally within a range of approximately 0.4 to 2.5 times Grainger’s annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company’s publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company’s competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
The Committee relied on its 2022 independent compensation consultants for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each company represented by the comparator group. Listed below are the 2022 Compensation Study comparator group and the 2021 revenues and enterprise values for each company.

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Company	2021 Revenue ($mil)*	2021 Enterprise Value ($mil)**
AutoZone, Inc.	$14,630	$50,340
Avnet, Inc.	$19,535	$5,474
CDW Corporation	$20,821	$32,114
Cintas Corporation	$7,116	$48,450
Eaton Corporation plc	$19,628	$77,745
eBay Inc.	$10,420	$36,375
Expeditors International of Washington, Inc.	$16,524	$21,388
Fastenal Company	$6,011	$37,213
Genuine Parts Company	$18,871	$22,276
Henry Schein, Inc.	$12,401	$13,015
Illinois Tool Works Inc.	$14,455	$83,031
LKQ Corporation	$13,089	$20,913
Parker-Hannifin Corporation	$14,348	$46,946
Stanley Black & Decker, Inc.	$15,617	$36,142
United Rentals, Inc.	$9,716	$34,654
Univar Solutions Inc.	$9,536	$7,101
Watsco, Inc.	$6,280	$11,567
WESCO International, Inc.	$18,218	$11,382
25th Percentile	$9,892	$14,989
50th Percentile	$14,401	$33,384
75th Percentile	$17,794	$44,513
W.W. Grainger, Inc.	$13,022	$29,034
Percent Rank	41%	45%

*
Revenue is for Fiscal Year 2021.

**
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of December 31, 2021.

The next Compensation Study and comparator group validation is scheduled to take place in 2023.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.
Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance with goals set in alignment with the Grainger Edge, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.
Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.
The compensation awarded to Mr. Macpherson was determined by the independent directors with assistance from the Compensation Committee and its independent compensation consultant. The Compensation

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Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson’s compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson’s compensation level based on this evaluation.
Name	2022 Annualized Base Salary	Annualized Base Salary Percent Change (6)
D.G. Macpherson(1)	$1,100,000	No Change
Deidra C. Merriwether(2)	$675,000	4%
Paige K. Robbins(3)	$675,000	4%
John L. Howard(4)	$756,500	2%
Kathleen S. Carroll(5)	$531,500	10%

(1)
Mr. Macpherson’s annual base salary remained $1,100,000 throughout 2022.

(2)
Ms. Merriwether’s annual base salary was increased from $650,000 to $675,000.

(3)
Ms. Robbins’s annual base salary was increased from $650,000 to $675,000.

(4)
Mr. Howard’s annual base salary was increased from $741,600 to $756,500.

(5)
Ms. Carroll’s annual base salary was increased from $483,000 to $531,500.

(6)
All applicable NEO salary changes were effective April 1, 2022. Percentage increase based on year-over-year base salary change.

Annual Incentives
Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.
NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.
Each NEO’s target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group.
The following table displays the 2022 MIP target payment applicable to each NEO.
Name	2022 Target Incentive (as a % of base salary)	Performance Results (as a % of the target)
D.G. Macpherson	150%	177%
Deidra C. Merriwether	90%	177%
Paige K. Robbins	90%	177%
John L. Howard	80%	177%
Kathleen S. Carroll(1)	80%	177%

(1)
Ms. Carroll’s annual MIP target was increased from 55% to 80% effective April 1, 2022.

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The final payout is based as a percentage of the NEO’s annualized base salary as of December 31, 2022 and total Company results. The 2022 MIP was based on the Company’s year-over-year daily sales growth and 2022 adjusted ROIC. The Company determined the payment earned for sales growth and the payment earned for 2022 adjusted ROIC, and the two amounts were added together:
The Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and the effective use of capital. The basic framework of the MIP has been in place for more than 10 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. Adjusted ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax adjusted operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Business results from acquisitions, divestitures, and liquidations that occur during the year are not included in the calculation of daily sales growth or adjusted ROIC. These measures are consistent with the Company’s objective of growing profitably over time, which it believes is closely linked with shareholder value creation.
The MIP is capped at 200% of the target award. Short-term financial results exceeded expectations and therefore the payout for the 2022 MIP was above target. Daily sales growth was 16.5%, resulting in an 91% sales growth payout, and adjusted ROIC was 40.6%, resulting in a 86% adjusted ROIC payout, for a combined 2022 MIP payout of 177%.(1) The Company’s average MIP payout for NEOs over the last five years (2017-2021) was 106%. See Annual Incentives / page 62.
The following table shows the performance and payout scenarios that were established at the beginning of the year for 2022:
Adjusted ROIC Performance(1)	% Payout(2)
< 28.6%	0%
32.2%	40%
33.5% – 35.1%	50%
39.1%	60%
41.5%	100%
Daily Sales Growth Performance(1)	% Payout(2)
< 3%	0%
7.2%	40%
9% – 10.5%	50%
14.8%	60%
17.0%	100%

(1)
For the year 2022, daily sales growth was 16.5% and adjusted ROIC was 40.6%. This resulted in a final MIP payout of 177% of target. No discretion was exercised. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Payouts are interpolated on a straight-line basis.

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The Company believes that it establishes adjusted ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Compensation Committee has the ability to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect adjusted ROIC or sales growth.
Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by the programs and the strong level of shareholder support in 2022, the Compensation Committee determined that the program results are aligned with shareholder value creation and approved the 177% payout based on the financial results and incentive payout scales disclosed herein.
Long-Term Incentives
The Company provides annual long-term incentives to NEOs and other key managers in order to:
•
Align the Company’s long-term business strategy and goals with those that increase shareholder value;

•
Achieve financial performance that balances growth, profitability, and asset management;

•
Reward management for taking prudent action and achieving results that create shareholder value;

•
Attract qualified leaders to join the Company; and

•
Retain management through business cycles.

The Company’s long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive’s position. The actual award may be adjusted up or down to reflect individual performance.
The Company’s practice is to use the 20-day average closing price of its common stock as of March 31 to calculate the number of shares underlying its annual equity grants to the NEOs and other grant-eligible employees to reduce short-term volatility between the value used to convert shares and the Company’s stock price value on the day of grant. The same 20-day average is used to calculate the number of shares underlying the Company’s annual equity grants to directors.
2022 NEO Long-Term Incentives Overview
The long-term incentives provided to NEOs during 2022 are summarized as follows:
Award	Weight	Vesting	Performance Measure
Performance Share Units (PSUs)	50%	Three-year cliff vesting contingent on performance	U.S. share gain,(1) Endless Assortment segment revenue growth,(2) and total Company adjusted operating margin performance,(3) with each metric equally weighted.
Restricted Stock Units (RSUs)	50%	Three-year graded vesting	Grant value determined based on individual performance; long-term value based on appreciation in stock price.

(1)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily sales growth less estimated U.S. MRO market growth.

(2)
Reflects revenue growth as reported under the Endless Assortment segment which was effective January 1, 2021.

(3)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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As noted earlier, the Compensation Committee did not modify or otherwise exercise discretion for existing 2022 NEO compensation programs, including the long-term incentive program. The Company continuously evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company’s strategic initiatives, and remain responsive to market practice.
2022 Performance Share Units (PSUs)
The Company’s 2022 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment segment revenue growth, and total Company adjusted operating margin performance—over a three-year cycle measured at the end of the third year based on the period average. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target, and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee has the flexibility to use different objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.
The Company believes that these metrics are essential to gaining share and achieving profitable growth and are the appropriate performance measures to align with our pay for performance philosophy. The 2022 awards will remain at risk through 2024.
2021 Performance Share Units (PSUs)
The Company’s 2021 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment segment revenue growth, and total Company adjusted operating margin performance—over a three-year cycle measured at the end of the third year based on the period average. The 2021 PSU program is designed on a similar basis as the 2022 PSU program, including with respect to financial measures, thresholds, targets and goals and do not include the payment of dividend equivalents. The 2021 award will remain at risk through 2023.
Restricted Stock Units (RSUs)
The Company’s RSU program applicable for 2022 and in prior years provides the NEOs and other executives with RSU grants allocated based on individual performance. RSUs align NEOs and other executives’ interests to stock price appreciation over time and three-year graded vesting encourages meaningful retention.
2020 Performance Share Unit (PSU) Program
The Compensation Committee approved the final results of the 2020-2022 PSU program at 123% of target. The 2020-2022 cycle was based on a three-year performance period from January 1, 2020 and ending December 31, 2022 performance period and was underpinned by three performance metrics—U.S. share gain (a relative metric), Endless Assortment businesses revenue growth, and total Company adjusted operating margin performance. U.S. share gain was 554 bps, Endless Assortment businesses revenue growth was 14.9%, and total Company adjusted operating margin expanded 69 bps on average over the three-year performance period. Therefore the payout for these PSUs was 123% of target.(1) No dividend equivalents were paid on PSUs. The following table shows the performance and payout scenarios that were established at the beginning of 2020:

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Total Payout(1)*	U.S. Share Gain(2)*	Endless Assortment Businesses Revenue Growth(3)*	Total Company Adjusted Operating Margin Performance(4)*
0%	0 bps or less	0% or less	-200 bps or less
1% to 79%	1 to 149 bps	1% to 9%	-199 to -61 bps
80% to 99%	150 to 249 bps	10% to 14%	-60 to -21 bps
100%	250 to 350 bps	15% to 20%	-20 to 20 bps
101% to 120%	351 to 449 bps	21% to 25%	21 to 60 bps
121% to 199%	450 to 799 bps	26% to 39%	61 to 199 bps
200% (maximum)	800 bps or greater	40% or greater	200 bps or greater

(1)
Payouts are interpolated on a straight-line basis.

(2)
Based on three-year average U.S. share gain performance for 2020 (+805 bps), 2021 (+77 bps), and 2022 (+781 bps).

(3)
Based on three-year average Endless Assortment businesses revenue growth performance for 2020 (17.5%), 2021 (19.6%), and 2022 (7.7%). Endless Assortment reportable segment was effective January 1, 2021. For the 2020-2022 PSU cycle, Endless Assortment businesses revenue growth is based on MonotaRO and Zoro U.S. and based on year-over-year sales growth based on U.S. sales days and in USD.

(4)
Based on three-year average year-over-year change in total Company adjusted operating margin performance for 2020 (-89 bps), 2021 (+43 bps), and 2022 (+253 bps).

*
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Stock Ownership Guidelines
As of December 31, 2022, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.
The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the current NEOs are as follows:
NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?
D.G. Macpherson	6x	Yes
Deidra C. Merriwether	3x	Yes
Paige K. Robbins	3x	Yes
John L. Howard	3x	Yes
Kathleen S. Carroll	3x	Yes
These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold net shares realized from exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children, and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and PSUs are not counted toward meeting the ownership guidelines.
Hedging and Pledging Prohibition
The Company’s Business Conduct Guidelines (which are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com) prohibit employees and the Board of Directors

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from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company’s (or its subsidiaries’) equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Other Benefits
All other benefits, including the Retirement Savings Plan, which provides for an annual, fixed 6% Company contribution to the 401(k) plan for NEOs and all other U.S.-based eligible employees, and various welfare benefits provided to NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees, except as noted in this section.
•
The NEOs receive the same health and welfare benefits (the NEOs also receive the same Retirement Savings Plan Company contribution rate percentage of 6% to the 401(k) plan) that is applicable to all eligible U.S.-based employees.

•
The Company provides Supplemental Profit Sharing Plans solely to maintain an equal Company retirement contribution percentage of 6% to approximately 202 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Other components of the Company’s compensation programs that apply only to NEOs:
•
Physical Exams: Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. As of December 31, 2022, there were seven participants in the program.

•
Transportation: Officers also are allowed the business use of a car and driver, while Mr. Macpherson is allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third-party provider on an as-needed basis, while Mr. Macpherson is allowed personal use, subject to reimbursement of the full cost of use. These benefits represent a cost-effective method of allowing the Company’s top executives to more effectively use their time.

•
Discontinued Benefit Plans: Messrs. Macpherson and Howard have grandfathered participation in the Company’s Executive Death Benefit Plan (EDBP), which was closed to new participants effective December 31, 2009 at which time benefit formulas for existing participants were frozen. Under this program, the beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant’s monthly base salary and target annual incentive. If a participant who is retirement-eligible under the EDBP dies after retirement or other separation of service from the Company, the beneficiary is entitled to a lump sum death benefit equal to 100% of the participant’s annual base salary and target annual incentive, unless such participant elects to receive, in lieu of the post-retirement death benefit, a lump sum cashout of the participant’s death benefit upon retirement. The Company’s policy is that, unless offered to other employees, it will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

Mr. Howard has grandfathered participation in the Company’s Frozen Voluntary Salary and Incentive Deferral Plan, which was discontinued effective December 31, 2016. Participants of this plan were previously able to defer up to 50% of their base salary and up to 85% of their bonus through this plan.

Proxy Statement	67

Executive Compensation

Compensation Tables
Summary Compensation Table
Name and Principal Position*	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Comp.	Change in Pension Value and NQDC Earnings	All Other Comp.(2)	Total
D.G. Macpherson Chairman of the Board & Chief Executive Officer	2022	$1,100,000	$5,734,290	$2,920,500	$0	$212,868	$9,967,658
	2021	$1,090,225	$5,241,816	$2,343,000	$0	$340,553	$9,015,594
	2020	$969,091	$4,761,519	$1,303,316	$0	$441,452	$7,475,378

Deidra C. Merriwether Senior Vice President & Chief Financial Officer	2022	$668,750	$1,726,159	$1,075,275	$0	$89,944	$3,560,128
	2021	$646,384	$1,236,411	$830,700	$0	$64,835	$2,778,330
	2020	$523,885	$523,887	$356,160	$0	$61,577	$1,465,509

Paige K. Robbins Senior Vice President & President Grainger Business Unit	2022	$668,750	$1,726,159	$1,075,275	$0	$94,714	$3,564,898
	2021	$647,589	$1,236,411	$830,700	$0	$66,549	$2,781,249
	2020	$563,423	$619,357	$383,040	$0	$77,708	$1,643,528

John L. Howard Senior Vice President & General Counsel	2022	$752,775	$1,066,068	$1,071,204	$0	$181,139	$3,071,186
	2021	$736,200	$1,038,961	$842,458	$0	$78,907	$2,696,526
	2020	$709,442	$1,000,279	$483,840	$0	$324,391	$2,517,952

Kathleen S. Carroll Senior Vice President & Chief Human Resources Officer	2022	$519,375	$1,015,447	$693,807	$0	$59,618	$2,288,247
	2021	$477,250	$420,755	$377,223	$0	$46,325	$1,321,553

*
Titles as of December 31, 2022.

(1)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated at target achievement. PSUs have a maximum payout of 200% of the target award. Therefore, the PSUs awards at 200% of target would have a grant date fair value of $5,625,711, $1,693,474, $1,693,474, $1,045,882, and $996,220 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, and Ms. Carroll.

(2)
For 2022, includes contributions accrued under the Company’s Retirement Savings plan and the related supplemental profit-sharing plan ($206,580, $89,944, $89,944, $95,700, $53,751) for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, and Ms. Carroll. It also includes the incremental cost of the frozen Executive Death Benefit Program ($80,136 for Howard) and the cost of executive physicals ($6,288, $4,770, $5,303, $5,867) for Mr. Macpherson, Ms. Robbins, Mr. Howard and Ms. Carroll, respectively.

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Grants of Plan-Based Awards
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: No. of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
D.G. Macpherson			$0	$1,650,000	$3,300,000
	4/1/22	2/16/22				0	5,664	11,328		$2,812,856
	4/1/22	2/16/22							5,664	$2,921,434
Deidra C. Merriwether			$0	$607,500	$1,215,000
	4/1/22	2/16/22				0	1,705	3,410		$846,737
	4/1/22	2/16/22							1,705	$879,422
Paige K. Robbins			$0	$607,500	$1,215,000
	4/1/22	2/16/22				0	1,705	3,410		$846,737
	4/1/22	2/16/22							1,705	$879,422
John L. Howard			$0	$605,200	$1,210,400
	4/1/22	2/16/22				0	1,053	2,106		$522,941
	4/1/22	2/16/22							1,053	$543,127
Kathleen S. Carroll			$0	$391,981	$783,962
	4/1/22	2/16/22				0	1,003	2,006		$498,110
	4/1/22	2/16/22							1,003	$517,337

(1)
Represents potential amounts under the 2022 MIP. Actual payout amounts under the 2022 MIP are included in the “Non-Equity Incentive Plan Comp.” column of the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2022 grant of PSUs from 0% to 200% of the target awards made under the 2015 incentive plan.

(3)
Represents the grant date fair value of awards of RSUs and PSUs at target payout as calculated under FASB ASC Topic 718 without allocating over the vesting period.

Proxy Statement	69

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	No. of Securities Underlying Unexercised Options Exercisable(1)	No. of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price(2)	Option Expiration Date(3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested(6)
D.G. Macpherson						34,537(13)	$19,211,206	24,708(14)	$13,743,825
	23,827(9)			$234.38	3/31/2026
	36,415(10)			$231.20	4/2/2027
	46,063(11)			$276.64	4/1/2028
	30,663(12)			$311.26	3/31/2029
Deidra C. Merriwether	2,127(7)			$248.22	4/29/2024	5,730(15)	$3,187,313	6,566(16)	$3,652,338
	2,496(8)			$231.88	3/31/2025
	2,860(9)			$234.38	3/31/2026
	2,318(10)			$231.20	4/2/2027
	3,123(11)			$276.64	4/1/2028
	2,339(12)			$311.26	3/31/2029
Paige K. Robbins	2,127(7)			$248.22	4/29/2024	6,548(17)	$3,642,325	6,566(18)	$3,652,338
	3,122(8)			$231.88	3/31/2025
	3,813(9)			$234.38	3/31/2026
	2,814(10)			$231.20	4/2/2027
	3,904(11)			$276.64	4/1/2028
	2,859(12)			$311.26	3/31/2029
John L. Howard						2,565(22)	$1,426,781	4,758(19)	$2,646,638
	12,390(9)			$234.38	3/31/2026
	8,607(10)			$231.20	4/2/2027
	8,979(11)			$276.64	4/1/2028
	5,977(12)			$311.26	3/31/2029
Kathleen S. Carroll	1,690(12)			$311.26	3/31/2029	2,448(20)	$1,361,700	3,080(21)	$1,713,250

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting for awards granted through 2018; three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Mr. Howard is currently retirement eligible.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents ten years after the award date.

(4)
Represents the aggregate unvested RSUs outstanding multiplied by the year-end closing price ($556.25) and 2020 PSUs granted to all NEOs and 2016 PRSU awards granted to Mr. Macpherson.

(5)
Represents the maximum number of shares to be issued in connection with the 2021 and 2020 PSUs.

(6)
Represents the aggregate performance awards outstanding assuming payouts at maximum levels multiplied by the year-end closing price ($556.25).

(7)
100% of these options vested on April 30, 2017.

(8)
100% of these options vested on April 1, 2018.

(9)
100% of these options vested on April 1, 2019.

(10)
100% of these options vested on April 3, 2020.

(11)
100% of these options vested on April 2, 2021.

(12)
100% of these options vested on April 1, 2022.

(13)
Represents 3,309 RSUs that will vest on April 1, 2023, 2,230 RSUs that will vest on April 1, 2023, 2,230 RSUs that will vest on April 1, 2024, 1,888 RSUs that will vest on April 1, 2023, 1,888 RSUs that will vest on April 1, 2024 and 1,888 RSUs that will vest on April 1, 2025. 8,896 of these PRSUs will vest on October 3, 2023 and 12,208 PSUs that will vest on April 1, 2023, based on the final 2020 PSU performance results from January 1, 2020 through December 31, 2022.

(14)
Represents 13,380 of PSUs that are assumed to vest on April 1, 2024, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023 and 11,328 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024.

(15)
Represents 1,265 RSUs that will vest on November 1, 2024, 364 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2024, 568 RSUs that will vest on April 1, 2023, 568 RSUs that will vest on April 1, 2024, 569 RSUs that will vest on April 1, 2025 and 1,343 PSUs that will vest on April 1, 2023, based on the final 2020 PSU performance results from January 1, 2020 through December 31, 2022.

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(16)
Represents 3,156 PSUs that are assumed to vest on April 1, 2024 based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023 and 3,410 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024.

(17)
Represents 431 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2024, 568 RSUs that will vest on April 1, 2023, 568 RSUs that will vest on April 1, 2024, 569 RSUs that will vest on April 1, 2025, 1,772 RSUs that will vest on April 2, 2025 and 1,588 PSUs that will vest on April 1, 2023, based on the final 2020 PSU performance results from January 1, 2020 through December 31, 2022.

(18)
Represents 3,156 PSUs that are assumed to vest on April 1, 2024 based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023 and 3,410 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024.

(19)
Represents 2,652 PSUs that are assumed to vest on April 1, 2024 based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023 and 2,106 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024.

(20)
Represents 232 RSUs that will vest on April 1, 2023, 179 RSUs that will vest on April 1, 2023, 179 RSUs that will vest on April 1, 2024, 334 RSUs that will vest on April 1, 2023, 334 RSUs that will vest on April 1, 2024, 335 RSUs that will vest on April 1, 2025 and 855 PSUs that will vest on April 1, 2023, based on the final 2020 PSU performance results from January 1, 2020 through December 31, 2022.

(21)
Represents 1,074 PSUs that are assumed to vest on April 1, 2024 based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023 and 2,006 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024.

(22)
Represents 2,565 PSUs that will vest on April 1, 2023, based on the final 2020-2022 PSU performance results from January 1, 2020 through December 31, 2022.

Proxy Statement	71

Executive Compensation

Option Exercises and Stock Vested
Name	Option Awards Exercised		Stock Awards Vested
	No. of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	No. of Shares Acquired on Vesting	Value Realized on Vesting(3)
D.G. Macpherson	26,646	$8,238,141	24,266	$12,752,144
Deidra C. Merriwether	0	$0	1,670	$861,370
Paige K. Robbins	2,330	$592,224	1,909	$984,644
John L. Howard	0	$0	3,046	$1,571,097
Kathleen S. Carroll	0	$0	975	$502,896

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU, PSU, and PRSU awards on the vesting date.

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Executive Compensation

Nonqualified Deferred Compensation
Name	Plan	Executive Contributions in Last FY	Company Contributions in Last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
D.G. Macpherson	SPSP II	$0	$126,185	$(512,700)	$0	$2,717,584
	Total	$0	$126,185	$(512,700)	$0	$2,717,584
Deidra C. Merriwether	SPSP II	$0	$42,665	$(65,020)	$0	$348,495
	Total	$0	$42,665	$(65,020)	$0	$348,495
Paige K. Robbins	SPSP II	$0	$44,379	$(115,481)	$0	$603,085
	Total	$0	$44,379	$(115,481)	$0	$603,085
John L. Howard	Frozen Salary & Incentive Deferral	$0	$0	$(630,508)	$0	$3,494,552
	SPSP & SPSP II	$0	$55,787	$(485,383)	$0	$2,722,863
	Deferred RSUs	$0	$0	$760,200	$0	$11,125,000
	Total	$0	$55,787	$(355,691)	$0	$17,342,415
Kathleen S. Carroll	SPSP II	$0	$23,680	$(12,682)	$0	$74,415
	Total	$0	$23,680	$(12,682)	$0	$74,415

(1)
The Company provides the supplemental profit-sharing plans (SPSPs) solely to maintain an equal percentage of profit-sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, Ms. Carroll, this represents the Company SPSP contribution. These contributions were disclosed as part of “All Other Comp.” in the 2022 Summary Compensation Table.

(2)
Represents earnings on all nonqualified balances, including SPSP earnings. For Mr. Howard, includes earnings on voluntary deferrals and vested deferred restricted stock units.

(3)
Aggregate year-end balances for the SPSPs. For Mr. Howard, includes year-end balances for his voluntary deferral account and vested deferred restricted stock units.

Proxy Statement	73

Executive Compensation

Employment Agreements, Change in Control, and Termination of Employment Arrangements
Employment Agreements
The Company does not maintain employment agreements with its NEOs.
Change in Control—Equity Plans
Under the terms of the Company’s 2015 Incentive Plan and 2022 Incentive Plan, which are the sources for all equity awards granted after April 2015, “double trigger” vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).
Change in Control Agreements
The Company has change in control agreements (CIC Agreements) with six executive officers. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.
The Company’s CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (a) the executive’s annual salary, (b) the executive’s target annual incentive, and (c) in connection with the Company’s non-contributory supplemental retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company’s NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (TCJA), compensation that qualified as “performance-based” compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock Options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be “performance-based” compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company’s compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.
Accounting Considerations
Upon vesting, settlement, or maturity, equity awards under the 2022 Incentive Plan and predecessor plans are distributed in the form of shares of the Company’s common stock. Under the Accounting Standards Codification (ASC) 718, these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense, net of estimated forfeitures, and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company’s share price, but it is

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adjusted for the estimated number of shares to be distributed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.
Compensation Recoupment of Equity Awards (Claw-Backs)
In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, and compliance with the Company’s Business Conduct Guidelines and applicable laws and regulations. In addition, the Company’s equity award agreements contain recoupment (or claw-back) provisions that specify situations granting the Board discretion to recoup both cash incentives and equity compensation from the NEOs and other employees.
Under the recoupment terms of these agreements, the Company may recover incentive compensation:
•
that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud and in the case of inaccurate financial statements whether or not they result in a restatement, including to the extent required by applicable law or listing standard of the NYSE;

•
should an executive violate confidentiality or non-compete or non-solicit obligations; or

•
if the Company determines that an executive:

◦
has committed fraud against the Company or has engaged in any criminal conduct, including embezzlement or theft, that involves or is related to the Company;

◦
engaged in any other conduct that violates Company policy, causes or is discovered to have caused, any loss, damage, injury or other endangerment to the Company’s property or reputation; or

◦
receives any amount in excess of what the Executive should have received for any reason.

This applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer including to the extent required by applicable law or listing standard of the NYSE. Subsequent changes in status, including retirement or termination of employment, do not impact the Company’s rights to recover compensation under this policy.
Termination
The Company does not have employment contracts. In 2022, the Company formalized a written severance policy applicable to U.S. team members, including both NEOs and non-NEOs. In general, named executive officers are eligible to receive pay and benefit continuation for 12 months under this policy guidance in the event of a “qualifying termination” as defined in the policy guidance. Except for terminations covered under this policy guidance or those taken withing certain limited periods of time following a change in control the NEOs are not entitled to severance upon termination. The executive’s CIC Agreements provide the potential for a lump sum payment following a change in control.
Retirement
The definition of retirement eligibility is the same for all U.S. employees. Under the Retirement Savings Plan, an employee is retirement-eligible upon reaching age 60. For equity awards made under the prior 2015 Incentive Plan, an employee is retirement-eligible upon attaining age 60, age 55 with 20 years of service, or 25 years of service. Under the retirement definition applicable to the 2022 Incentive Plan, an additional 5 years of service was added to the age 60 requirement such that an employee is retirement-eligible upon attaining any of the following:
•
age 60 and 5 years of service;

•
Age 55 and 20 years of service; or

•
25 years of service.

Proxy Statement	75

Executive Compensation

Under the 2022 Incentive Plan, the Company provides the following upon termination of active employment due to retirement for all retirement-eligible employees, including NEOs:
•
Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

•
Settlement of PRSUs and PSUs occurs after the end of the performance period in common stock equal to the number of the executive’s outstanding performance shares earned for the performance period;

•
Continued vesting for RSUs granted under the 2022 Incentive Plan; and

•
Cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program, and the Frozen Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

Mr. Howard is the only NEO who is retirement-eligible as of December 31, 2022 for purposes of the Company’s active retirement programs and discontinued Executive Death Benefit Plan. Mr. Macpherson, who has reached age 55 and 10 years of services as of the end of December 31, 2022, is only considered early retirement eligible under the Company’s discontinued Executive Death Benefit Plan, which was closed to new participants effective December 31, 2009 (Please see “Other Benefits” page 67 for details on the frozen EDBP).
The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2022 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

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Other Potential Post-Employment Payments
Macpherson, D.G.
Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$2,750,000	$0	$5,830,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$7,472,106	$7,472,106	$4,131,269	$0	$7,472,106
Performance Shares
Unvested and Accelerated Awards(2)	$0	$17,341,094	$17,341,094	$15,718,234	$0	$17,341,094
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$17,908	$0	$35,733
Life Insurance and Death Benefit Payout(4)	$1,077,970	$10,917,123	$0	$0	$1,287,454	$1,287,454
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$66,000	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$165,000	$0	$165,000
Total	$1,077,970	$35,730,323	$24,813,200	$22,848,411	$1,287,454	$32,131,387

(1)
Mr. Macpherson has three grants of unvested RSUs as of December 31, 2022.

(2)
Mr. Macpherson has three grants of unvested PSUs and one unvested PRSU as of December 31, 2022. In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 4.92% annual discount factor. In the event of involuntary termination without cause, Mr. Macpherson is entitled to continued health and welfare benefits at the active team member’s rates for a 12 month period.

(4)
Upon death, Mr. Macpherson’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). Upon a change in control, Mr. Macpherson would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate. Upon retirement, Mr. Macpherson has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount.

(5)
In the event of involuntary termination without cause, Mr. Macpherson will continue to be eligible to receive a fully vested 401(k) contribution for a 12 month period.

(6)
In the event of a change in control followed by termination without cause or with good reason or involuntary termination without cause, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is retirement eligible under EDBP as of December 31, 2022.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

Proxy Statement	77

Executive Compensation

Merriwether, Deidra C.
Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$1,282,500	$0	$2,718,900
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$2,439,713	$2,439,713	$811,198	$0	$2,439,713
Performance Shares
Unvested and Accelerated Awards(2)	$0	$2,433,594	$2,433,594	$1,965,278	$0	$2,433,594
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$17,908	$0	$35,733
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$40,500	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$101,250	$0	$101,250
Total	$0	$4,873,307	$4,873,307	$4,218,634	$0	$7,729,190

(1)
Ms. Merriwether has four grants of unvested RSUs as December 31, 2022.

(2)
Ms. Merriwether has three grants of unvested PSUs as December 31, 2022. In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 4.92% annual discount factor. In the event of involuntary termination without cause, Ms. Merriwether is entitled to continued health and welfare benefits at the active team member’s rates for a 12 month period.

(4)
Ms. Merriwether is not eligible for the frozen Executive Death Benefit Plan.

(5)
In the event of involuntary termination without cause, Ms. Merriwether will continue to be eligible to receive a fully vested 401(k) contribution for a 12 month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company’s retirement plan as of December 31, 2022.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

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Executive Compensation

Robbins, Paige K.
Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$1,282,500	$0	$2,718,900
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$2,759,000	$2,759,000	$848,467	$0	$2,759,000
Performance Shares
Unvested and Accelerated Awards(2)	$0	$2,544,288	$2,544,288	$2,075,971	$0	$2,544,288
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$17,908	$0	$35,733
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$40,500	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$101,250	$0	$101,250
Total	$0	$5,303,288	$5,303,288	$4,366,596	$0	$8,159,171

(1)
Ms. Robbins has four grants of unvested RSUs as of December 31, 2022.

(2)
Ms. Robbins has three grants of unvested PSUs as of December 31, 2022. In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 4.92% annual discount factor. In the event of involuntary termination without cause, Ms. Robbins is entitled to continued health and welfare benefits at the active team member’s rates for a 12 month period.

(4)
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

(5)
In the event of involuntary termination without cause, Ms. Robbins will continue to be eligible to receive a fully vested 401(k) contribution for a 12 month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company’s retirement plan as of December 31, 2022.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

Proxy Statement	79

Executive Compensation

Howard, John L.
Type of Payment	Retirement(6) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(7) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$1,361,700	$0	$2,886,804
Long-Term Incentives
Performance Shares
Unvested and Accelerated Awards(1)	$2,483,100	$2,483,100	$2,483,100	$2,177,580	$0	$2,483,100
Benefits
Continuation of Health & Welfare Benefits(2)	$0	$0	$0	$11,463	$0	$26,365
Life Insurance and Death Benefit Payout(3)	$955,170	$5,405,762	$0	$52,667	$1,058,899	$1,058,899
Continuation of Retirement Savings Plan(4)	$0	$0	$0	$45,390	$0	$0
Perquisites and Tax Payments
Outplacement(5)	$0	$0	$0	$113,475	$0	$113,475
Total	$3,438,270	$7,888,862	$2,483,100	$3,762,275	$1,058,899	$6,568,643

(1)
Mr. Howard has three grants of unvested PSUs as December 31, 2022. In the event of death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(2)
The retirement benefits represent the present value of future benefits assuming retirement at December 31, 2022 using: Mr. Howard’s remaining health and welfare plan coverage and post-age 65 Medicare retiree health subsidy costs until assumed mortality at age 80, the Company’s budget/insured rates projected forward with a 4.5% health and 3.0% dental annual trends, as well as a 4.92% annual discount factor. Benefits calculated upon change in control and termination without cause or with good reason are based upon two years of continuation of active health and welfare benefit, using the Company’s budget/insured rates projected forward using 4.5% health and 3.0% dental annual trends as well as a 4.92% annual discount factor. In the event of involuntary termination without cause, Mr. Howard is entitled to continued health and welfare benefits at the active team member’s rates for a 12 month period.

(3)
Upon death, Mr. Howard’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). Upon a change in control, Mr. Howard would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate. Upon retirement, Mr. Howard has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount.

(4)
In the event of involuntary termination without cause, Mr. Howard will continue to be eligible to receive a fully vested 401(k) contribution for a 12 month period.

(5)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(6)
Mr. Howard has met the eligibility requirements for retirement under the Company’s retirement plan as of December 31, 2022. As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2022, Mr. Howard stepped down as the Company’s General Counsel on January 30, 2023. He will continue as Senior Vice President until July 31, 2023 and as an active employee for six months thereafter.

(7)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

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Executive Compensation

Carroll, Kathleen S.
Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$923,481	$0	$1,957,781
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$886,106	$886,106	$414,592	$0	$886,106
Performance Shares
Unvested and Accelerated Awards(2)	$0	$1,243,219	$1,243,219	$985,860	$0	$1,243,219
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$17,908	$0	$35,733
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$31,890	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$79,725	$0	$79,725
Total	$0	$2,129,325	$2,129,325	$2,453,456	$0	$4,202,564

(1)
Ms. Carroll has three grants of unvested RSUs as December 31, 2022.

(2)
Ms. Carroll has three grants of unvested PSUs as December 31, 2022. In the event of death or disability, Ms. Carroll is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 4.92% annual discount factor. In the event of involuntary termination without cause, Ms. Carroll is entitled to continued health and welfare benefits at the active team member’s rates for a 12 month period.

(4)
Ms. Carroll is not eligible for the frozen Executive Death Benefit Plan.

(5)
In the event of involuntary termination without cause, Ms. Carroll will continue to be eligible to receive a fully vested 401(k) contribution for a 12 month period.

(6)
In the event of a change in control termination without cause or with good reason, the Company shall provide Ms. Carroll with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Carroll is not eligible for retirement under the Company’s retirement plan as of December 31, 2022.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

Proxy Statement	81

Executive Compensation

CEO PAY RATIO
As part of its annual process, the Company calculates the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company’s median employee. The 2022 ratio of CEO pay to median employee pay is 143:1. For context, the 2021 ratio of CEO pay to the Company’s median employee pay was 138:1. The increase in the CEO pay ratio in 2022 relative to 2021 is mostly due to higher incentive compensation payouts as a result of the Company’s robust 2022 performance.
In calculating 2022 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO’s total compensation reported in the Summary Compensation Table for 2022 is $9,967,658. The CEO’s total compensation for purposes of our pay ratio disclosure calculation is $9,979,458, which differs from the total compensation described in the Summary Compensation Table on page 68 by the amount of his estimated health and wellness benefits. The median employee’s estimated 2022 total compensation was $70,135 (which includes compensation of $58,335 and estimated benefits of $11,800.
Element	Chairman and CEO ($)	Median Employee ($)
Base Salary	$1,100,000	$53,533
Stock Awards	$5,734,290	$0
Non-Equity Incentive Plan Compensation	$2,920,500	$0
All Other Compensation	$212,868	$4,802
Estimated Company Health and Wellness Benefits	$11,800	$11,800
Total	$9,979,458	$70,135
CEO PAY RATIO	143:1
Methodology
Validation of Median Employee—The Company last identified the median employee in 2020 using the process described below. We believe the previously identified median employee for 2020 remains appropriate for 2022. Following SEC guidelines, the median employee should be identified once every three years, unless has been a significant change to its employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure.
•
The Company’s median employee’s circumstances have not materially changed relative to 2020.

•
The Company has not had significant changes in our workforce, such as employee population size fluctuations, acquisition or divestitures. As of December 31, 2022, Grainger had more than 26,000 team members worldwide, of whom approximately 23,000 were full-time and 3,000 were part-time or temporary.

•
We have not had significant changes in our pay programs that we reasonably believe would result in a significant change to this pay ratio disclosure.

Prior Year Identification Process—As permitted under the SEC rules, the following process was used to identify the median employee in 2020:
•
Applied a consistent compensation measure of “base pay” earned during the period from January 1, 2020 to September 30, 2020, rather than summary compensation table (SCT) total compensation for all of 2020.

•
Annualized base pay for those employees who started work during 2020. The identified median employee is a full-time, U.S.-based employee.

•
Determined the above-mentioned employee populations full year’s compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating

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Executive Compensation

healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation programs for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.- based employees who are retirement profit sharing participants.
•
Used the de minimis exemption to exclude approximately 4.3% of our global workforce, or 1,015 employees (based on employee data and entity ownership as of the analysis date), as reflected below:

◦
Included in calculation: Canada, Japan, Mexico, United Kingdom, United States (approximately 22,644 employees as of the calculation date).

◦
Excluded from calculation: China, Czech Republic, Germany, Hungary, India, Indonesia, Ireland, Malaysia, Panama, Poland, South Africa, South Korea, Thailand, United Arab Emirates (approximately 1,015 employees as of the calculation date).

◦
Note that as of December 31, 2020, Grainger had approximately 23,100 employees, of whom approximately 21,800 were full-time, and 1,300 were part-time or temporary.

Proxy Statement	83

Executive Compensation

Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. We have selected adjusted ROIC and daily sales growth as the financial measures we consider the two most important in linking performance to compensation actually paid as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($MM)	Adjusted ROIC(5)	Daily Sales Growth(5)
					TSR	Peer Group TSR
2022	$9,967,658	$14,293,346	$3,121,115	$3,736,729	$172	$151	$1,547	40.6%	16.5%
2021	$9,015,594	$16,301,335	$2,138,920	$2,891,203	$158	$170	$1,043	31.9%	12.8%
2020	$7,475,378	$14,661,338	$2,003,159	$3,002,624	$123	$125	$695	28.2%	3.5%

(1)
D.G. Macpherson was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Thomas B. Okray	Deidra C. Merriwether	Deidra C. Merriwether
John L. Howard	Paige K. Robbins	Paige K. Robbins
Paige K. Robbins	John L. Howard	John L. Howard
Deidra C. Merriwether	Kathleen S. Carroll	Kathleen S. Carroll
Robert F. O’Keef, Jr.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Mr. Macpherson ($)	Exclusion of Stock Awards and Option Awards for Mr. Macpherson ($)	Total—Inclusion of Equity Values for Mr. Macpherson ($)	Compensation Actually Paid to Mr. Macpherson ($)
2022	$9,967,658	$5,734,290	$10,059,978	$14,293,346
2021	$9,015,594	$5,241,816	$12,527,557	$16,301,335
2020	$7,475,378	$4,761,519	$11,947,479	$14,661,338
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$3,121,115	$1,383,458	$1,999,072	$3,736,729
2021	$2,138,920	$848,877	$1,601,160	$2,891,203
2020	$2,003,159	$928,796	$1,928,261	$3,002,624

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables. The amounts reported in the total columns reflect rounding, which may result in slight variations when compared with the sum of the components listed in the tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Mr. Macpherson ($)	Change in Fair Value of Prior Awards that Remained Unvested at Year End for Mr. Macpherson ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Macpherson ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Macpherson ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Mr. Macpherson ($)	Total—Inclusion of Equity Values for Mr. Macpherson ($)
2022	$6,675,304	$2,954,636	$0	$339,165	$90,872	$10,059,978
2021	$6,815,797	$5,842,318	$0	$(210,414)	$79,857	$12,527,557
2020	$8,329,333	$6,569,082	$0	$(2,995,599)	$44,663	$11,947,479
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	$1,464,055	$372,838	$135,782	$8,730	$17,668	$1,999,072
2021	$1,030,096	$434,013	$106,327	$14,776	$15,947	$1,601,160
2020	$1,412,902	$721,500	$129,531	$(358,544)	$22,873	$1,928,261
For the equity values included in the above tables, the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(4)
The Peer Group TSR set forth in this table utilizes the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined both adjusted ROIC and daily sales to be the two “most important” financial performance measure used to link performance to Compensation Actually Paid to our PEO and other NEOs in fiscal 2022, in accordance with Item 402(v) of Regulation S-K.

Adjusted ROIC is a non-GAAP financial measure. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of our 2022 adjusted ROIC, 2021 adjusted ROIC and 2020 adjusted ROIC to the most directly comparable GAAP financial measures. Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of our 2021 organic, daily sales growth and 2020 organic, daily sales growth to the most directly comparable GAAP financial measures.
Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three-year period from 2020 through 2022.

Proxy Statement	85

Executive Compensation

PEO and Average NEO Compensation Actually Paid
Versus Grainger TSR, 2020-2022
Description of Relationship Between NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our net income during fiscal 2020 through 2022.
PEO and Average NEO Compensation Actually Paid
Versus Grainger Net Income, 2020-2022
Description of Relationship Between NEO Compensation Actually Paid and Adjusted ROIC
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our adjusted ROIC during fiscal 2020-2022.

86	www.grainger.com

Executive Compensation

PEO and Average NEO Compensation Actually Paid
Versus Grainger Adjusted ROIC, 2020-2022
See Appendix B of this Proxy Statement for a reconciliation of our 2022 adjusted ROIC, 2021 adjusted ROIC and 2020 adjusted ROIC to the most directly comparable GAAP financial measures.
Description of Relationship Between NEO Compensation Actually Paid and Daily Sales Growth
Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of our 2021 daily sales growth and 2020 daily sales growth to the most directly comparable GAAP financial measures.
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our daily sales growth during fiscal 2020-2022.
PEO and Average NEO Compensation Actually Paid
Versus Grainger Daily Sales Growth, 2020-2022

Proxy Statement	87

Executive Compensation

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three-year period from 2020 through 2022 to that of the Dow Jones U.S. Industrial Suppliers Total Stock Market Index.
Total Shareholder Return: GWW vs. Dow Jones U.S. Industrial Suppliers Index

Indexed TSR (Dec. 31, 2019 = 100)
$200
$175
$150
$125
$100
$75
$100
$100
$125
$123
$170
$158
$172
$151
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
GWW TSR
Dow Jones US Industrial Suppliers Index TSR

Fiscal 2022 Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs in fiscal 2022 to Company performance. The measures in this table are not ranked, and definitions for these terms can be found in Appendix B to this Proxy Statement.
Most Important Performance Measures (3 to 7 metrics w/o ranking)
Adjusted ROIC(1)
Daily Sales Growth(2)
U.S. Share Gain(3)
Endless Assortment Segment Revenue Growth(4)
Total Company Adjusted Operating Margin Performance(5)

(1)
Adjusted ROIC is a non-GAAP financial measure. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(3)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily sales growth less estimated U.S. MRO market growth.

(4)
Daily sales growth for Endless Assortment segment.

(5)
Total Company adjusted operating margin change is a non-GAAP measure and for purposes of the annual incentive program. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

88	www.grainger.com

Executive Compensation

The Company is asking its shareholders for their non-binding advisory approval of the 2022 compensation of its Named Executive Officers (NEOs).
At our 2022 Annual Meeting of Shareholders, shareholders provided a clear endorsement of the Company’s executive compensation programs with approximately 91.5% voting in favor of our NEO compensation.
As described in the “Compensation Discussion and Analysis” beginning on page 47, the 2022 NEO compensation programs remain consistent with the program described to shareholders in our 2022 Proxy Statement and reflects:
•
Pay for Performance Approach: Our programs align pay with performance in the best interest of our shareholders.

•
Balanced and Sound Pay Practices: The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•
Delivered strong 2022 results, far exceeding expectations: In 2022, the Company delivered strong financial performance, finishing the year with full year sales of $15.2 billion up 16.5% on a reported basis or up 19.3% in daily, constant currency. This includes market outgrowth of approximately 775 basis points in the High-Touch Solutions—U.S. business. The Company expanded adjusted operating margins by 255 bps to 14.4%, realized adjusted diluted EPS of $29.66, up 49.5% versus prior year, produced 2022 return on invested capital (ROIC) of 41.0% on a reported basis and 40.6% on an adjusted basis and returned over $949 million to Grainger shareholders through dividends and share repurchases.(1)

•
Direct Link to Strategy: NEO pay is tied to near and long-term strategic objectives with the long-term incentive directly tied to gaining share in our High-Touch Solutions—U.S. business and propelling sales growth in our Endless Assortment segment over the next several years and our annual incentive program provided NEOs incentives to grow the business (sales growth) while achieving investment returns for the Company’s shareholders (ROIC).

We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the “Compensation Discussion and Analysis” section of this Proxy Statement, including the related tables, notes and narrative.
While this Say on Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.
This Say on Pay vote is intended to address the 2022 compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” as a whole rather than any specific item or amount of executive compensation.
Approval of the proposal requires the affirmative votes a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The vote is being conducted again this year as Proposal 4.

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Proxy Statement	89

Executive Compensation

The Company is asking shareholders to cast an advisory vote on how often they wish to hold a shareholder advisory vote on Named Executive Officer compensation (Say on Pay). Shareholders are being asked to vote on whether the Say on Pay vote should occur every one year, every two years or every three years.
The Board of Directors and the Compensation Committee of the Board believe that shareholders should have a frequent opportunity to provide the Company with input on its executive compensation and therefore, recommend that shareholders vote for an annual (one year) interval for the shareholder advisory vote on Say on Pay.
If a majority of the votes are not cast for one option, the Board of Directors will consider the option of once every one, two or three years that receives the highest number of votes cast as the shareholders’ preferred choice of voting frequency for the advisory vote on Say on Pay. While the Board of Directors and the Compensation Committee of the Board value the opinions of the Company’s shareholders and will consider the outcome of the vote, because this vote is advisory and not binding on the Company, the Board and the Compensation Committee may decide it is in the best interests of the shareholders and the Company to hold an advisory vote on Say on Pay more or less frequently than the option receiving the most votes of shareholders.
You may cast your vote on your preferred choice of voting frequency by choosing the option of voting every one year, every two years, or every three years or you may abstain from voting, on the enclosed proxy card. Abstentions and broker non-votes will not affect the outcome of the vote. Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors.

90	www.grainger.com

Executive Compensation

EQUITY COMPENSATION PLANS
This table contains information as of December 31, 2022 about Grainger’s equity compensation plans, all of which have been approved by Grainger’s shareholders.
	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights	Weighted-average exercise price of outstanding stock options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	814,543(1)(2)	$262.39(3)	1,519,362(4)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	814,543	$262.39	1,519,362

(1)
Represents 26,210 shares of common stock outstanding under the 2022 Incentive Plan, 735,198 shares of common stock outstanding under the 2015 Incentive Plan, 33,135 shares of common stock outstanding under the 2010 Incentive Plan, and 20,000 shares of common stock outstanding under the 1990 Incentive Plan.

(2)
Includes an aggregate of 211,032 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 155,190 deferred stock units to be settled upon each Director’s retirement. Additionally, it includes 91,959 performance shares which will vest and settle between 2023 and 2025. The number of performance shares vested is dependent on the results of the performance metrics detailed in the Executive Compensation section.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares, and deferred stock units.

(4)
Represents shares of common stock authorized for issuance under the 2022 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2022 Plan, all shares issued pursuant to “Full Value Awards” (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, deferred stock units, or other stock-based awards) may be granted with the limit of no more than one million (1,000,000) shares of the Share Authorization. There are no shares of common stock available for future issuance under other plans.

Proxy Statement	91

Executive Compensation

TRANSACTIONS WITH RELATED PERSONS
Grainger’s Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the BANC, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be previously reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2022.
In the ordinary course of its operations during 2022, Grainger engaged in various types of transactions with organizations with which Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2022, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Jaspon, Perez and Slavik Williams, and Messrs. Adkins, Santi, Watson and White are or were associated as senior executives or otherwise as of December 31, 2022. In no instance did the total amount of the purchases from or sales to any such company during 2022 represent more than 0.177% of the consolidated gross revenues of that company for the year or more than 0.188% of the consolidated gross revenues of Grainger for the year. We believe that such transactions have been conducted on an arms’-length basis and do not represent a material interest to the Directors.
In addition, as part of its overall 2022 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, Directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $35,900 during 2022.

92	www.grainger.com

QUESTIONS AND ANSWERS
PROXY MATERIALS
What is the purpose of this Proxy Statement?

This Proxy Statement relates to the 2023 annual meeting of shareholders of Grainger, to be held on April 26, 2023, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this Proxy Statement to you because Grainger’s Board is soliciting your proxy to vote your shares at the meeting. This Proxy Statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 16, 2023.
What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.
May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:
•
Deliver to Grainger’s Corporate Secretary timely written notice that you are revoking your proxy;

•
Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote in person at the meeting.

VOTING INFORMATION
Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 6, 2023, the record date for the meeting, may vote. There were 50,262,705 shares of common stock outstanding on that date.
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?

If your shares are registered directly in your name with Grainger’s transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors, on the advisory vote on the compensation of Grainger’s Named Executive Officers (NEOs) or on the frequency of the shareholder advisory votes on the compensation of Grainger’s NEOs. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors, on the advisory vote on the compensation of Grainger’s NEOs, on the frequency of the shareholder advisory votes on the compensation of Grainger’s NEOs, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, on the frequency of the shareholder advisory votes on the compensation of Grainger’s NEOs or on any non-routine matters.

Proxy Statement	93

What is the voting standard for each annual meeting agenda items?

Annual Meeting Agenda Item	Voting Standard	Frequency of Vote	Cumulative Voting?
Election of Directors	Majority Voting	Annual	Yes
Ratification of Independent Auditor	Majority Voting	Annual	No
(Non-binding) Advisory Vote on NEO Compensation (“Say on Pay”)	Majority Voting	Annual	No
Frequency of the (Non-binding) Advisory Vote on NEO Compensation (“Say When on Pay”)	Highest number of votes cast for one of the options of every one year, two years, or three years	Every 6 years	No
What is cumulative voting? How many votes do I have?

Under Illinois law and Grainger’s By-laws, you have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You may cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.
Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.
Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Moreover, in accordance with the Company’s Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 11 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC’s recommendation within 90 days after the results of the Director election at the annual meeting are certified. Following the Board’s decision on the BANC’s recommendation, the Company will publicly disclose the Board’s decision.
What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.
What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders’ vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger’s five highest paid executive officers whose compensation is discussed in the Compensation Discussion and Analysis section of this Proxy Statement—is determined by the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.

94	www.grainger.com

How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. There will be an advisory vote on the frequency of the Say on Pay vote at Grainger’s 2023 annual meeting.
What voting standard applies to the vote on the frequency of the advisory vote on the compensation of the NEOs?

If a majority of the votes are not cast for one of the options for the frequency of the advisory vote (one year, two years, or three years), the Board of Directors will consider the option that receives the highest number of votes cast as the shareholders’ preferred choice; however, this vote is advisory only and is not binding.
What if I don’t indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger’s Board. Specifically, your shares will be voted, either individually or cumulatively:
•
FOR the election of the 11 Director nominees named in the proxy statement;

•
FOR the proposal to ratify the appointment of the independent auditor;

•
FOR the approval of the non-binding advisory vote on the compensation of Grainger’s NEOs; and

•
FOR ONE YEAR as the frequency for shareholder advisory votes on the compensation of Grainger’s NEOs.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, on the advisory resolution on the compensation of Grainger’s NEOs, and on the frequency of the shareholder advisory votes on the compensation of Grainger’s NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.
How does discretionary voting apply?

Grainger is not aware of any matter not described in this Proxy Statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.
Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.

Proxy Statement	95

What is the deadline for receipt of shareholder proposals for inclusion in the 2024 annual meeting Proxy Statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement. The proposal must be received by Grainger no later than November 17, 2023 and must comply with the applicable SEC rules and other requirements prescribed in our By-laws.
What is the procedure for nomination of Directors at the 2024 annual meeting of shareholders using Grainger’s proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger’s Proxy Statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
What is the procedure for other nominations of Directors or proposals to transact business at the 2024 annual meeting of shareholders?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:
•
the record date for that annual meeting,

•
the date the shareholder provides timely notice to Grainger, and

•
the date of the annual meeting

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement.
Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our Proxy Statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 28, 2023, and no later than January 26, 2024.
Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the Proxy Statement for the preceding annual meeting of shareholders, which in this case is November 17, 2023.
To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.
A copy of our By-laws is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement.

96	www.grainger.com

INFORMATION NOT INCORPORATED INTO THIS PROXY STATEMENT
Neither the Company’s EEO-1 or ESG Reports, nor the information on the Company’s websites, including http://invest.grainger.com and http://www.GraingerESG.com, will be deemed to be incorporated into this Proxy Statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.
FORWARD-LOOKING STATEMENTS
From time to time in this Proxy Statement as well as in other written reports, communications and verbal statements, Grainger makes forward-looking statements that are not historical in nature but concern forecasts of future results, business plans, analyses, prospects, strategies, objectives and other matters that may be deemed to be “forward-looking statements” under the federal securities laws. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions.
The Company cannot guarantee that any forward-looking statement will be realized and achievement of future results is subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s results to differ materially from those that are presented.
Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements include, without limitation: inflation, higher product costs or other expenses, including operational and administrative expenses; the impact of macroeconomic pressures and geopolitical trends, changes and events, including the impact of Russia’s invasion of Ukraine on the global economy, tensions across the Taiwan Straits and in overall relations with China, and the ramifications of these and other events; a major loss of customers; loss or disruption of sources of supply; the unknown duration and health, economic, operational and financial impacts of the global outbreak of the coronavirus disease 2019 and its variants (COVID-19); changes in customer or product mix; increased competitive pricing pressures; changes in third party practices regarding digital advertising; failure to enter into or sustain contractual arrangements on a satisfactory basis with group purchasing organizations; failure to develop, manage or implement new technology initiatives or business strategies, including with respect to the Company’s eCommerce platforms; failure to adequately protect intellectual property or successfully defend against infringement claims; fluctuations or declines in the Company’s gross profit margin; the Company’s responses to market pressures; the outcome of pending and future litigation or governmental or regulatory proceedings, including with respect to wage and hour, anti-bribery and corruption, environmental, regulations related to advertising, marketing and the Internet, consumer protection, pricing (including disaster or emergency declaration pricing statutes), product liability, compliance or safety, trade and export compliance, general commercial disputes, or privacy and cybersecurity matters; investigations, inquiries, audits and changes in laws and regulations; failure to comply with laws, regulations and standards, including new or stricter environmental laws or regulations; government contract matters; disruption or breaches of information technology or data security systems involving the Company or third parties on which the Company depends; general industry, economic, market or political conditions; general global economic conditions including tariffs and trade issues and policies; currency exchange rate fluctuations; market volatility, including price and trading volume volatility or price declines of the Company’s common stock; commodity price volatility; facilities disruptions or shutdowns; higher fuel costs or disruptions in transportation services; outbreaks of pandemic disease or viral contagions such as the COVID-19 pandemic; natural or human induced disasters, extreme weather and other catastrophes or conditions; effects of climate change; failure to execute on the Company’s efforts and programs related to environmental, social and governance matters; competition for, or failure to attract, retain, train, motivate and develop executives and key employees; loss of key members of management or key employees; changes in effective tax rates; changes in credit ratings or outlook; the Company’s incurrence of indebtedness or failure to comply with restrictions and obligations under its debt agreements and instruments and other factors that can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent periodic reports filed on Form 10-K and Form 10-Q, which are available under “Financials” in the Investor Relations section of the Company’s website at http://invest.grainger.com.
Caution should be taken not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Proxy Statement	97

Appendix A—Categorical Standards for Director Independence

APPENDIX A
CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
Business Transactions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company’s annual sales to Grainger are less than one percent (1%) of that company’s consolidated gross revenues and if in each of the three most recent fiscal years Grainger’s sales to the other company are less than one percent (1%) of that company’s consolidated gross revenues.
Tax-Exempt Contributions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger’s contributions to the organization are less than one percent (1%) of the organization’s total annual contributions.

Proxy Statement	A-1

Appendix B—Non-GAAP Financial Measures and Definitions

APPENDIX B
COMPENSATION AND NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
“Adjusted EPS” means total Company adjusted diluted earnings per share on a consolidated basis (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 29) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023). The GAAP financial statements are the source for all amounts used in the total Company adjusted diluted earnings per share calculation.
Adjusted Earnings Per Share (EPS)	For the twelve months ended December 31,		Percent increase from prior year
	2022	2021	%
Reported diluted earnings per share	$30.06	$19.84	51.5%
Non-GAAP adjustment(1)	$(0.40)	$—
Adjusted diluted earnings per share	$29.66	$19.84	49.5%

(1)
Reflects the divestiture of Cromwell’s enterprise software business completed in the fourth quarter of 2022.

“Adjusted net sales” for purposes of the 2020-2022 PSU cycle refers to reported net sales and excludes the impact on results of Fabory and Grainger China business in the periods prior to divestiture as shown in the reconciliation below labeled “Adjusted Operating Margin Reconciliation”.
“Adjusted operating earnings” means total Company adjusted operating earnings on a consolidated basis (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 29) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023). The GAAP financial statements are the source for all amounts used in the total Company adjusted operating earnings calculation.
For purposes of the 2020-2022 PSU cycle, “adjusted operating earnings” includes certain non-GAAP adjustments and excludes results of Fabory and Grainger China business in the periods prior to divestiture as shown in the reconciliation below labeled “Adjusted Operating Margin Reconciliation”.
“Adjusted operating margin” means total Company adjusted operating earnings divided by net sales on a consolidated basis (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 29) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023). The GAAP financial statements are the source for all amounts used in the total Company adjusted operating earnings calculation.
For purposes of the 2020-2022 PSU cycle, “adjusted operating margin” means adjusted operating earnings divided by adjusted net sales inclusive of certain non-GAAP adjustments and excludes results of Fabory and Grainger China business in the periods prior to divestiture as shown in the reconciliation below labeled “Adjusted Operating Margin Reconciliation”. Adjusted operating margin performance is calculated based on a three year average of adjusted operating earnings and the year-over-year change; for 2020 (-89 bps), for 2021 (+43 bps), and 2022 (+253 bps).

Proxy Statement	B-1

Appendix B—Non-GAAP Financial Measures and Definitions

Adjusted Operating Margin Reconciliation (in millions of dollars)	For the twelve months ended December 31,
	2022	2021	2020	2019
Reported net sales	$15,228	$13,022	$11,797	$11,486
Business divestitures(1)	$—	$—	$(150)	$(302)
Adjusted net sales (PSU)	$15,228	$13,022	$11,647	$11,184
Reported operating earnings	$2,215	$1,547	$1,019	$1,262
Non-GAAP adjustments(2)	$(21)	$—	$308	$126
Adjusted operating earnings	$2,194	$1,547	$1,327	$1,388
Business divestitures(1)	$—	$—	$7	$(8)
Adjusted operating earnings (PSU)	$2,194	$1,547	$1,334	$1,380
Reported operating margin	14.5%	11.9%	8.6%	11.0%
Adjusted operating margin (PSU)(1)	14.4%	11.9%	11.5%	12.3%

(1)
Reflects the results of Fabory and Grainger China business in the periods prior to divestiture.

(2)
Reflects Grainger’s total restructuring—net, impairment charges and business divestiture (gains) losses.

“Adjusted ROIC” means the Company’s return on invested capital calculated using adjusted operating earnings (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 29, 27 and 27) of the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2022, 2021 and 2020). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using adjusted operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $192.6, $268.4, $745.2 million for the full year 2022, 2021 and 2020, respectively), deferred and prepaid income taxes, operating lease right-of-use assets and investments in unconsolidated entities, plus the LIFO reserve (five-point average of $600.7, $461.9, $443.6 million for the full year 2022, 2021 and 2020, respectively). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees’ profit sharing plans, and accrued expenses. For purposes of the 2022, 2021 and 2020 MIP, the Compensation Committee has accepted the Company’s calculation of 2022, 2021 and 2020 adjusted ROIC, which was 40.6%, 31.9% and 28.2%.
2022 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’22	Q3’22	Q2’22	Q1’22	Q4’21	Value
Adjusted operating earnings [A]						$2,194
Total Assets	$7,588	$7,201	$7,049	$6,993	$6,592
Less: Cash Equivalents	$208	$259	$184	$217	$95
Less: Deferred and prepaid income taxes	$20	$29	$31	$14	$46
Less: Right of Use Asset	$367	$360	$337	$361	$393
Plus: LIFO reserves	$693	$647	$606	$547	$510
Less: Working Liabilities	$1,923	$1,744	$1,703	$1,650	$1,490
Total Net Working Assets (5-point Avg) [B]	$5,763	$5,457	$5,399	$5,298	$5,077	$5,399
Adjusted ROIC [A/B]						40.6%

B-2	www.grainger.com

Appendix B—Non-GAAP Financial Measures and Definitions

2021 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’21	Q3’21	Q2’21	Q1’21	Q4’20	Value
Adjusted Operating Earnings [A]						$1,547
Total Assets	$6,592	$6,390	$6,462	$6,333	$6,295
Less: Cash Equivalents	$95	$161	$377	$387	$322
Less: Deferred and prepaid income taxes	$46	$46	$61	$14	$21
Less: Right of Use Asset	$393	$202	$209	$210	$210
Plus: LIFO reserves	$510	$458	$450	$446	$446
Less: Working Liabilities	$1,490	$1,528	$1,560	$1,436	$1,391
Total Net Working Assets (5-point Avg) [B]	$5,077	$4,911	$4,705	$4,732	$4,797	$4,844
Adjusted ROIC [A/B]						31.9%
2020 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’20	Q3’20	Q2’20	Q1’20	Q4’19	Value
Adjusted Operating Earnings [A]						$1,327
Total Assets	$6,295	$6,583	$7,194	$7,177	$6,005
Less: Cash Equivalents	$322	$621	$1,368	$1,271	$144
Less: Deferred and prepaid income taxes	$21	$40	$43	$75	$22
Less: Right of Use Asset	$210	$210	$210	$210	$223
Plus: LIFO reserves	$446	$466	$444	$436	$426
Less: Working Liabilities	$1,391	$1,409	$1,327	$1,443	$1,350
Total Net Working Assets (5-point Avg) [B]	$4,797	$4,769	$4,690	$4,614	$4,692	$4,712
Adjusted ROIC [A/B]						28.2%
“Daily sales” refers to net sales for the period divided by the number of selling days for the period. Daily sales for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed. Please see below for details regarding our 2021 organic, daily sales and 2020 organic, daily sales in constant currency definitions.
“Daily sales growth” refers to the growth in daily sales compared to prior year. Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed. Please see below for details regarding our 2022 daily sales growth and a reconciliation of our 2021 organic, daily sales growth and 2020 organic, daily sales growth in constant currency to the most directly comparable GAAP financial measures.
2022: For purposes of the 2022 MIP:
•
“daily sales growth” refers to the growth in daily sales. The following table outlines the reconciliation of reported sales growth to daily sales growth on a constant currency basis:

2022 Daily Sales Growth Reconciliation	Twelve Months Ended December 31, 2022
Reported sales	16.9%
Day impact(1)	0.4%
Daily sales	16.5%
Foreign exchange(2)	(2.8)%
Daily, constant currency sales	19.3%

(1)
Reflects total Company net sales for the period divided by the number of U.S. selling days in the period. There were 255 and 254 sales days in the full year 2022 and 2021, respectively.

Proxy Statement	B-3

Appendix B—Non-GAAP Financial Measures and Definitions

(2)
Foreign exchange is calculated by the difference of local currency sales at the current year average rate and at the prior year average rate for the period.

2021: For purposes of the 2021 MIP:
•
“organic, daily sales” refers to organic, daily sales and excludes results of Fabory and Grainger China in the periods prior to divestiture and the liquidation of Zoro Tools Europe.

•
“organic, daily sales growth” refers to growth of organic, daily sales. The following table outlines the reconciliation of reported sales growth to organic, daily sales growth:

2021 Daily Sales Growth Reconciliation	Twelve Months Ended December 31, 2021
Reported sales	10.4%
Day impact(1)	0.9%
Daily sales	11.3%
Business divestitures(2)	1.5%
Organic, daily sales	12.8%

(1)
Reflects total Company net sales for the period divided by the number of U.S. selling days in the period. There were 254 and 256 sales days in the full year 2021 and 2020, respectively.

(2)
Reflects the Fabory and Grainger China business divestitures and the commenced liquidation of Zoro Tools Europe.

2020: For purposes of the 2020 MIP:
•
“organic, daily sales” refers to organic, constant currency daily sales and excludes results for Fabory and Grainger China business in the periods prior to divestiture.

•
“organic, daily sales growth” refers to organic, constant currency daily sales growth and excludes results for Fabory and Grainger China business in the periods prior to divestiture. The following table outlines the reconciliation of reported sales growth to organic, constant currency daily sales growth:

2020 Daily Sales Growth Reconciliation	Twelve Months Ended December 31, 2020
Reported sales	2.7%
Day impact(1)	(0.4)%
Daily sales	2.3%
Business divestitures(2)	1.3%
Organic, daily sales	3.6%
Foreign exchange(3)	(0.1)%
Organic, daily, constant currency sales	3.5%

(1)
Reflects total Company net sales for the period divided by the number of U.S. selling days in the period. There were 256 and 255 sales days in the full year 2020 and 2019, respectively.

(2)
Reflects the Fabory and Grainger China business divestitures.

(3)
Foreign exchange is calculated by the difference of local currency sales at the current year average rate and at the prior year average rate for the period.

“Endless Assortment businesses revenue growth” for purposes of the 2020-2022 PSU cycle, refers to the daily sales growth attributable to Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan and will be calculated based on a three-year average year-over-year sales growth in U.S. dollars, U.S. days.

B-4	www.grainger.com

Appendix B—Non-GAAP Financial Measures and Definitions

Endless Assortment Businesses Revenue Growth Reconciliation (in millions of dollars)	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Reported sales	8.1%	18.7%	17.9%
Day impact(1)	(0.4)%	0.9%	(0.4)%
Daily sales	7.7%	19.6%	17.5%

(1)
Daily sales are defined as the Endless Assortment businesses reported sales for the period divided by the number of U.S. selling days in the period. There were 255, 254, 256, and 255 sales days in the full year 2022, 2021, 2020, and 2019, respectively.

“Endless Assortment segment revenue growth” refers to daily sales growth associated with the Endless Assortment reportable segment.
For purposes of the PSUs granted in 2021 and 2022, Endless Assortment segment revenue growth is based on a three-year average.
For purposes of the 2021-2023 PSU cycle, Endless Assortment segment revenue growth is based on year-over-year sales growth in U.S. dollars, U.S. days.
For purposes of the 2022-2024 PSU cycle, Endless Assortment segment revenue growth is based on year-over-year sales growth in constant currency, local days.
The following table outlines the reconciliation of Endless Assortment segment reported sales growth to daily sales growth:
Endless Assortment Segment Revenue Growth Reconciliation	Twelve Months Ended December 31, 2022
Reported sales	8.2%
Day impact(1)	0.5%
Daily sales	7.7%

(1)
Daily sales are defined as the Endless Assortment businesses reported sales for the period divided by the number of U.S. selling days in the period. There were 255 and 254 sales days in the full year 2022 and 2021, respectively.

As subsets of Endless Assortment revenue growth:
•
“MonotaRO daily sales growth” refers to the growth in daily sales growth associated with MonotaRO Co., Ltd. in Japan. The following table outlines the reconciliation of MonotaRO reported sales growth to local day and currency sales growth:

MonotaRO Daily Sales Growth	Twelve Months Ended December 31, 2022
Reported sales	0.8%
Local day impact(1)	0.4%
Local daily sales	1.2%
Foreign exchange(2)	(18.7)%
Local days and currency	19.9%

(1)
Local daily sales reflects the MonotaRO sales for the period divided by the number of MonotaRO selling days in the period. There were 242 and 243 sales days in the full year 2022 and 2021, respectively.

(2)
Foreign exchange is calculated by the difference of local currency sales in local days and reported sales in U.S. currency in MonotaRO local days. MonotaRO sales translated to U.S currency is calculated by the difference of local currency sales at the current year average rate and at the prior year average rate for the period.

Proxy Statement	B-5

Appendix B—Non-GAAP Financial Measures and Definitions

•
“Zoro U.S. daily sales growth” refers to the change in daily sales growth associated with Zoro Tools, Inc. in the U.S. The following table outlines the reconciliation of Zoro Tools, Inc. in the U.S. reported sales growth to daily sales growth:

Zoro U.S. Daily Sales Growth	Twelve Months Ended December 31, 2022
Reported sales	22.8%
Day impact(1)	(0.5)%
Daily sales	22.3%

(1)
Daily sales reflects the Zoro U.S. sales for the period divided by the number of U.S. selling days in the period. There were 255 and 254 in the full year 2022 and 2021, respectively.

“Endless assortment model” refers to one of two of Grainger’s business models, where the Company’s endless assortment businesses are focused on providing a simple, transparent and streamlined experience for customers to shop millions of products and includes the following Endless Assortment businesses: Zoro Tools, Inc. in the U.S.; MonotaRO Co., Ltd. in Japan; and Zoro UK Limited.
“High-touch solutions model” refers to one of two of Grainger’s business models, where the Company’s high-touch solutions businesses provide value-added maintenance, repair and operating (MRO) solutions that are rooted in deep product knowledge and customer expertise primarily in North America and includes the following Grainger-branded businesses in the U.S., Canada, Mexico and Puerto Rico.
“High-Touch Solutions—U.S. business” refers to Grainger-branded businesses in the U.S. that form part of the high-touch solutions model.
“U.S. share gain” or “outgrowth” is a relative metric using High-Touch Solutions—U.S. business daily sales growth less estimated U.S. MRO market growth. The U.S. MRO market is based on Company estimates using a compilation of external market data.
For purposes of the PSUs granted in 2020, 2021, and 2022, refers to U.S. daily sales growth under High-Touch Solutions N.A. reportable segment effective January 1, 2021 less estimated U.S. MRO market growth of each respective year and will be calculated based on a three-year average. The U.S. MRO market is based on Company estimates using a compilation of external market data.
For purposes of the 2020-2022 PSU cycle, the three year average was based on actual performance for 2020 (+805 bps), 2021 (+77 bps) and 2022 (+781 bps). The following table outlines the reconciliation of reported sales growth to daily sales growth for the High-Touch Solutions—U.S. business.
High-Touch Solutions—U.S. Business Daily Sales Growth	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Reported sales	20.3%	10.2%	2.9%
Day impact(1)	(0.5)%	0.9%	(0.4)%
Daily sales	19.8%	11.1%	2.5%

(1)
Daily sales reflects the High-Touch Solutions—U.S. business sales for the period divided by the number of U.S. selling days in the period. There were 255, 254, 256, and 255 sales days in the full year 2022, 2021, 2020, and 2019, respectively.

B-6	www.grainger.com

W.W. GRAINGER, INC.100 GRAINGER PARKWAYLAKE FOREST, IL 60045 W.W. GRAINGER, INC. The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: 1a.Rodney C. Adkins1b.V. Ann Hailey1c.Katherine D. Jaspon1d.Stuart L. Levenick1e.D.G. Macpherson1f.Neil S. Novich1g.Beatriz R. Perez1h.E. Scott Santi1i.Susan Slavik Williams1j.Lucas E. Watson1k.Steven A. White For !!!!!!!!!!! Against!!!!!!!!!!! Abstain !!!!!!!!!!! SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. ET on (1) April 23, 2023 for shares held in a Plan and (2) April 25, 2023 if you are a registered shareholder. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree
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This material is being sent to you by reason of your being a registered shareholder or your participation in one or more of the following plans available to eligible employees ofW.W. Grainger, Inc. and/or its subsidiaries: W.W. Grainger, Inc. Retirement Savings Plan W.W. Grainger, Inc. 401(k) Plan Employee Stock Purchase Plan Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com. V00887-P86444 W.W. GRAINGER, INC. Annual Meeting of Shareholders April 26, 2023 10:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson and Deidra C. Merriwether, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc.,which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc., to be held onApril 26, 2023, at 100 Grainger Parkway, Lake Forest, IL 60045, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3 and for 1 YEAR for item 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Continued and to be voted, signed and dated on reverse side